UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BlackRock 2022 Global Income Opportunity Trust

BlackRock California Municipal 2018 Term Trust

BlackRock California Municipal Income Trust

BlackRock Core Bond Trust

BlackRock Corporate High Yield Fund, Inc.

BlackRock Credit Allocation Income Trust

BlackRock Debt Strategies Fund, Inc.

BlackRock Energy and Resources Trust

BlackRock Enhanced Capital and Income Fund, Inc.

BlackRock Enhanced Equity Dividend Trust

BlackRock Enhanced Global Dividend Trust

BlackRock Enhanced Government Fund, Inc.

BlackRock Enhanced International Dividend Trust

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Floating Rate Income Trust

BlackRock Florida Municipal 2020 Term Trust

BlackRock Health Sciences Trust

BlackRock Investment Quality Municipal Trust, Inc.

BlackRock Limited Duration Income Trust

BlackRock Long-Term Municipal Advantage Trust

BlackRock Maryland Municipal Bond Trust

BlackRock Multi-Sector Income Trust

BlackRock MuniAssets Fund, Inc.

BlackRock Municipal 2030 Target Term Trust

BlackRock Municipal 2018 Term Trust

BlackRock Municipal 2020 Term Trust

BlackRock Municipal Bond Trust

BlackRock Municipal Income Investment Quality Trust

BlackRock Municipal Income Investment Trust

BlackRock Municipal Income Quality Trust

BlackRock Municipal Income Trust

BlackRock Municipal Income Trust II

BlackRock New Jersey Municipal Bond Trust

BlackRock New Jersey Municipal Income Trust

BlackRock New York Municipal 2018 Term Trust

BlackRock New York Municipal Bond Trust

BlackRock New York Municipal Income Quality Trust

BlackRock New York Municipal Income Trust

BlackRock New York Municipal Income Trust II

BlackRock Resources & Commodities Strategy Trust

BlackRock Science and Technology Trust

BlackRock Taxable Municipal Bond Trust

BlackRock Utilities, Infrastructure & Power Opportunities Trust

BlackRock Virginia Municipal Bond Trust

The BlackRock Strategic Municipal Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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June 6, 2018

Dear Shareholder:

A joint annual meeting of the shareholders of the BlackRock Closed-End Funds listed in Appendix A to the enclosed joint proxy statement (each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Monday, July 30, 2018, at 10:00 a.m. (Eastern time), to consider and vote on the proposal discussed in the enclosed joint proxy statement.

The purpose of the meeting is to seek shareholder approval of the nominees named in the enclosed joint proxy statement to the Boards of Directors or Trustees (each, a “Board” and collectively, the “Boards,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the nominees named in the enclosed joint proxy statement on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they possess the requisite experience in overseeing investment companies and that their election is in your best interest.

The Board Members responsible for your Fund recommend that you vote “FOR” the Board Nominees for your Fund. In connection with your vote, we urge you to read the full text of the enclosed joint proxy statement.

You have received this joint proxy statement because you were a shareholder of record of at least one of the Funds listed in Appendix A on May 31, 2018 (the “Record Date”). Certain other BlackRock Closed-End Funds not listed in Appendix A will also hold annual meetings of shareholders at the place and on the date stated above, but at a different time. If you were also a shareholder of record on the Record Date of one or more of such other funds, you will receive a separate proxy statement and proxy card(s) relating to such fund(s). Please be certain to vote by telephone or via the Internet with respect to each fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

Your vote is important. Attendance at the annual meeting will be limited to each Fund’s shareholders as of the Record Date. If you are a record holder of a Fund’s shares, in order to gain admission to the meeting, you must present valid photographic identification, such as a driver’s license or passport. If you hold your shares of a Fund through a bank, broker or other nominee, you will also be required to show satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating share ownership as of the Record Date.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

We encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By touch-tone telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	In person at the meeting.

If you do not vote using one of these methods, you may be called by Georgeson LLC, the Funds’ proxy solicitor, to vote your shares.

If you have any questions about the proposal to be voted on, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-866-328-5445.

Sincerely,

Janey Ahn

Secretary of the Funds

40 East 52nd Street, New York, NY 10022

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the joint proxy statement?

A:	Each Fund is required to hold an annual meeting of shareholders for the election of Board Members. This joint proxy statement describes a proposal to approve the nominees to the Board of the Fund(s) in which you own shares and provides you with other information relating to the meeting. The enclosed proxy card(s) indicate the Fund(s) in which you own shares. The table starting on page 9 of the joint proxy statement identifies the Board Members, including the Board Nominees, for each Fund.

Q:	Will my vote make a difference?

A:	YES. Your vote is very important and can make a difference in the governance and management of your Fund(s), no matter how many shares you own. We encourage all shareholders to participate in the governance of their Fund(s). Your vote can help ensure that the Board Nominees will be elected.

Q:	How do the Boards of the Funds recommend that I vote?

A:	The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that the Board Nominees possess the requisite experience in overseeing investment companies and are familiar with the Funds and their investment advisers. The Boards have approved the Board Nominees named in the joint proxy statement, believe their election is in your best interest and unanimously recommend that you vote “FOR” each Board Nominee.

Q:	How do I vote my shares?

A:	You can provide voting instructions by telephone, by calling the toll-free number on the proxy card(s) or on the Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on July 30, 2018 (the “Notice of Internet Availability of Proxy Materials”), or by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card(s) and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card(s) by mail, you can vote your shares by signing and dating the proxy card(s) and mailing it (them) in the enclosed postage-paid envelope.

You may also attend the meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a record holder of a Fund’s shares, in order to gain admission to the meeting, you must present valid photographic identification, such as a driver’s license or passport. If you hold your shares of a Fund through a bank, broker or other nominee, you will also be required to show satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating share ownership as of the Record Date.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Are the Funds paying for the cost of the joint proxy statement?

A:	The costs associated with the joint proxy statement, including the printing, distribution and proxy solicitation costs, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

The Funds and BlackRock, Inc. have retained Georgeson LLC (“Georgeson”), 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $106,000 for such services (including reimbursements of out-of-pocket expenses).

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Georgeson, the Funds’ proxy solicitor, toll free at 1-866-328-5445.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s), and if received by mail, date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of a Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

June 6, 2018

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2018

To the Shareholders:

A joint annual meeting of the shareholders of the BlackRock Closed-End Funds identified below (each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Monday, July 30, 2018, at 10:00 a.m. (Eastern time), to consider and vote on the proposal, as more fully described in the accompanying joint proxy statement:

PROPOSAL 1.	To elect to the Board (defined below) of your Fund(s) the nominees named in the accompanying joint proxy statement.

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

The purpose of the meeting is to seek shareholder approval of the nominees named in the accompanying joint proxy statement to the Boards of Directors or Trustees (each, a “Board,” and collectively, the “Boards,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the nominees on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that the Board Nominees possess the requisite experience in overseeing investment companies and that their election is in your best interest.

Your Board unanimously recommends that you vote “FOR” the Board Nominees with respect to which you are being asked to vote.

Shareholders of record of each Fund as of the close of business on May 31, 2018 (the “Record Date”) are entitled to vote at the meeting and at any adjournments, postponements or delays thereof.

If you owned shares of more than one Fund as of the Record Date, you may receive more than one proxy card or voting instruction form. Certain other BlackRock Closed-End Funds will also hold their annual meetings of shareholders at the place and on the date stated above, but not at the same time. If you were also a shareholder of record on the Record Date of one or more of such other funds, you will receive a separate proxy statement and proxy card(s) relating to such fund(s). Please be certain to vote by telephone or via the Internet with respect to each fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

If you have any questions about the proposal to be voted on, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-866-328-5445.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

40 East 52nd Street, New York, NY 10022

BlackRock Closed-End Funds

Holding Annual Meetings of Shareholders on July 30, 2018

Name of Fund	Ticker
BlackRock 2022 Global Income Opportunity Trust	BGIO
BlackRock California Municipal 2018 Term Trust	BJZ
BlackRock California Municipal Income Trust	BFZ
BlackRock Core Bond Trust	BHK
BlackRock Corporate High Yield Fund, Inc.	HYT
BlackRock Credit Allocation Income Trust	BTZ
BlackRock Debt Strategies Fund, Inc.	DSU
BlackRock Energy and Resources Trust	BGR
BlackRock Enhanced Capital and Income Fund, Inc.	CII
BlackRock Enhanced Equity Dividend Trust	BDJ
BlackRock Enhanced Global Dividend Trust	BOE
BlackRock Enhanced Government Fund, Inc.	EGF
BlackRock Enhanced International Dividend Trust	BGY
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA
BlackRock Floating Rate Income Trust	BGT
BlackRock Florida Municipal 2020 Term Trust	BFO
BlackRock Health Sciences Trust	BME
BlackRock Investment Quality Municipal Trust, Inc.	BKN
BlackRock Limited Duration Income Trust	BLW
BlackRock Long-Term Municipal Advantage Trust	BTA
BlackRock Maryland Municipal Bond Trust	BZM
BlackRock Multi-Sector Income Trust	BIT
BlackRock MuniAssets Fund, Inc.	MUA
BlackRock Municipal 2030 Target Term Trust	BTT
BlackRock Municipal 2018 Term Trust	BPK
BlackRock Municipal 2020 Term Trust	BKK
BlackRock Municipal Bond Trust	BBK
BlackRock Municipal Income Investment Quality Trust	BAF
BlackRock Municipal Income Investment Trust	BBF
BlackRock Municipal Income Quality Trust	BYM
BlackRock Municipal Income Trust	BFK
BlackRock Municipal Income Trust II	BLE
BlackRock New Jersey Municipal Bond Trust(1)	BLJ
BlackRock New Jersey Municipal Income Trust(1)	BNJ
BlackRock New York Municipal 2018 Term Trust	BLH
BlackRock New York Municipal Bond Trust	BQH
BlackRock New York Municipal Income Quality Trust	BSE
BlackRock New York Municipal Income Trust	BNY
BlackRock New York Municipal Income Trust II	BFY
BlackRock Resources & Commodities Strategy Trust	BCX
BlackRock Science and Technology Trust	BST
BlackRock Taxable Municipal Bond Trust	BBN
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI
BlackRock Virginia Municipal Bond Trust	BHV
The BlackRock Strategic Municipal Trust	BSD

(1)

On March 28, 2018, at a joint special meeting of shareholders of BLJ, BNJ and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) (collectively, the “NJ Funds”), the shareholders of the NJ Funds approved the reorganization of BLJ and BNJ with and into MYJ, with MYJ as the surviving fund. The reorganization is expected to close on or about June 11, 2018. If the reorganization closes prior to July 30, 2018, the 2018 annual meeting of shareholders will not be held for BLJ and BNJ.

ANNUAL MEETING OF SHAREHOLDERS

July 30, 2018

JOINT PROXY STATEMENT

This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Boards of Directors or Trustees (each, a “Board,” and collectively, the “Boards,” the members of which are referred to as “Board Members”) of each BlackRock Closed-End Fund listed in Appendix A of this Proxy Statement (each, a “Fund”). The proxies will be voted at the joint annual meeting (the “meeting”) of shareholders of the Funds and at any and all adjournments, postponements or delays thereof. The meeting will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Monday, July 30, 2018, at 10:00 a.m. (Eastern time). The meeting will be held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders to be Held on July 30, 2018.

The Boards of the Funds have determined that the use of this Proxy Statement for the meeting is in the best interests of the Funds and their shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. Distribution to shareholders of this Proxy Statement and the accompanying materials, or the Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on July 30, 2018 (the “Notice of Internet Availability of Proxy Materials”), will commence on or about June 6, 2018.

Each Fund listed in Appendix A to this Proxy Statement is organized as a Maryland corporation (each, a “Maryland Corporation”) or a Delaware statutory trust (each, a “Delaware Trust”). The Maryland Corporations and Delaware Trusts are closed-end investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). A list identifying each Fund as a Maryland Corporation or a Delaware Trust is set forth in Appendix A.

Shareholders of record of a Fund as of the close of business on May 31, 2018 (the “Record Date”) are entitled to notice of and to vote at that Fund’s annual meeting of shareholders and at any and all adjournments, postponements or delays thereof. Shareholders of the Funds are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of Preferred Shares (as defined below) will have equal voting rights with the holders of shares of common stock or common shares of beneficial interest (collectively, the “Common Shares”) of the Preferred Funds (as defined below). Holders of Preferred Shares will vote together with the holders of Common Shares as a single class on each nominee to the Board of the Preferred Fund in which they own Preferred Shares, except that holders of Preferred Shares are entitled to vote separately as a class to elect two Board Members for each Preferred Fund in which they own Preferred Shares. With respect to the Preferred Funds (as defined below), the Board Members representing holders of Preferred Shares are Class I and Class II Board Members and only Class II Board Members are standing for election this year. The quorum and voting requirements for each Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

As used herein, the “Preferred Shares” consist of the variable rate muni term preferred shares (collectively, the “VMTP Shares”) of each of the Funds identified in Appendix A as having VMTP Shares outstanding (collectively, the “VMTP Funds”), the remarketable variable rate muni term preferred shares (collectively, the “RVMTP Shares”) of each of the Funds identified in Appendix A as having RVMTP Shares outstanding (collectively, the “RVMTP Funds”), and the variable rate demand preferred shares (collectively, the “VRDP Shares”) of each of the Funds identified in Appendix A as having VRDP Shares outstanding (collectively, the “VRDP Funds”). The “Preferred Funds” are collectively defined as the VMTP Funds, RVMTP Funds and the VRDP Funds.

The number of shares outstanding of each Fund as of the close of business on the Record Date and the managed assets of each Fund on the Record Date are shown in Appendix A. Except as set forth in Appendix H, to the knowledge of each Fund, as of April 30, 2018, no person was the beneficial owner of more than five percent of a class of a Fund’s outstanding shares.

The Fund(s) in which you owned shares on the Record Date is named on the proxy card(s) or Notice of Internet Availability of Proxy Materials. If you owned shares of more than one Fund on the Record Date, you may receive more than one proxy card or voting instruction form. Even if you plan to attend the meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on the proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the meeting will be voted at the meeting and at any and all adjournments, postponements or delays thereof. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker or other intermediary, please consult your bank, broker or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Certain other BlackRock Closed-End Funds not listed in Appendix A will also hold their annual meetings of shareholders at the place and on the date stated above, but at a different time. If you were also a shareholder of record on the Record Date of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to such fund(s). Please be certain to vote by telephone or via the Internet with respect to each fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

If you are a record holder of a Fund’s shares and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares of a Fund through a bank, broker or other nominee, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating ownership as of the Record Date. If you hold your shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the meeting. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the meeting, please contact Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-866-328-5445.

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

BlackRock, Inc. (“BlackRock”) will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-End Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this Proxy Statement.

Please note that only one annual or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the Delaware address and phone number provided on the prior page.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s), and if received by mail, date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of a Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2018.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

https://www.proxy-direct.com/blk-29923

SUMMARY OF PROPOSAL AND FUNDS VOTING

The following table shows the Funds for which the Board Nominees are standing for election.

Fund Name	Ticker	Class I	Class II(1)	Class III(2)	Preferred Shares Nominees Standing for Election(3)
BlackRock 2022 Global Income Opportunity Trust	BGIO		X	X
BlackRock California Municipal 2018 Term Trust	BJZ		X	X
BlackRock California Municipal Income Trust	BFZ		X	X	X
BlackRock Core Bond Trust	BHK		X	X
BlackRock Corporate High Yield Fund, Inc.	HYT		X	X
BlackRock Credit Allocation Income Trust	BTZ		X	X
BlackRock Debt Strategies Fund, Inc.	DSU		X	X
BlackRock Energy and Resources Trust	BGR		X	X
BlackRock Enhanced Capital and Income Fund, Inc.	CII		X	X
BlackRock Enhanced Equity Dividend Trust	BDJ		X	X
BlackRock Enhanced Global Dividend Trust	BOE		X	X
BlackRock Enhanced Government Fund, Inc.	EGF		X	X
BlackRock Enhanced International Dividend Trust	BGY		X	X
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA		X	X
BlackRock Floating Rate Income Trust	BGT		X	X
BlackRock Florida Municipal 2020 Term Trust	BFO		X	X
BlackRock Health Sciences Trust	BME		X	X
BlackRock Investment Quality Municipal Trust, Inc.	BKN		X	X	X
BlackRock Limited Duration Income Trust	BLW		X	X
BlackRock Long-Term Municipal Advantage Trust	BTA		X	X	X
BlackRock Maryland Municipal Bond Trust	BZM		X	X	X
BlackRock Multi-Sector Income Trust	BIT		X	X
BlackRock MuniAssets Fund, Inc.	MUA		X	X
BlackRock Municipal 2030 Target Term Trust	BTT		X	X	X
BlackRock Municipal 2018 Term Trust	BPK		X	X
BlackRock Municipal 2020 Term Trust	BKK		X	X
BlackRock Municipal Bond Trust	BBK		X	X	X
BlackRock Municipal Income Investment Quality Trust	BAF		X	X	X
BlackRock Municipal Income Investment Trust	BBF		X	X	X
BlackRock Municipal Income Quality Trust	BYM		X	X	X
BlackRock Municipal Income Trust	BFK		X	X	X
BlackRock Municipal Income Trust II	BLE		X	X	X
BlackRock New Jersey Municipal Bond Trust (4)	BLJ		X	X	X
BlackRock New Jersey Municipal Income Trust (4)	BNJ		X	X	X
BlackRock New York Municipal 2018 Term Trust	BLH		X	X
BlackRock New York Municipal Bond Trust	BQH		X	X	X
BlackRock New York Municipal Income Quality Trust	BSE		X	X	X
BlackRock New York Municipal Income Trust	BNY		X	X	X
BlackRock New York Municipal Income Trust II	BFY		X	X	X
BlackRock Resources & Commodities Strategy Trust	BCX		X	X
BlackRock Science and Technology Trust	BST		X	X
BlackRock Taxable Municipal Bond Trust	BBN		X	X
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI		X	X

Fund Name	Ticker	Class I	Class II(1)	Class III(2)	Preferred Shares Nominees Standing for Election(3)
BlackRock Virginia Municipal Bond Trust	BHV		X	X	X
The BlackRock Strategic Municipal Trust	BSD		X	X	X

(1)

The Class II Board Nominees for BGIO, HYT, DSU, CII, EGF and FRA are R. Glenn Hubbard, W. Carl Kester and John M. Perlowski. For each other Fund, the Class II Board Nominees are Frank J. Fabozzi, Catherine A. Lynch and Karen P. Robards. For the Preferred Funds, each of the Class II Board Nominees are voted upon by the holders of Common Shares and Preferred Shares of each respective Preferred Fund voting together as a single class, except for Mr. Fabozzi, who is the Preferred Shares Nominee (as defined below) for each Preferred Fund. For the Preferred Funds, Mr. Fabozzi is voted upon by the holders of Preferred Shares of each respective Preferred Fund voting as a separate class. For Funds other than the Preferred Funds, each nominee is voted upon by the holders of Common Shares of each respective Fund voting as a single class. Please see the description herein under “PROPOSAL 1 — ELECTION OF BOARD NOMINEES.”

(2)

The Class III Board Nominee for all Funds is Robert Fairbairn. For the Preferred Funds, Mr. Fairbairn is voted upon by the holders of Common Shares and holders of Preferred Shares of each respective Preferred Fund voting together as a single class, and for Funds other than the Preferred Funds, Mr. Fairbairn is voted upon by the holders of the Common Shares of each respective Fund voting as a single class.

(3)

With respect to the Preferred Funds, Frank J. Fabozzi and W. Carl Kester are currently the Board Members elected solely by the owners of Preferred Shares. Only Frank J. Fabozzi is standing for election this year as a Preferred Shares Nominee. Mr. Fabozzi is voted upon by the holders of Preferred Shares of each respective Preferred Fund voting as a separate class. W. Carl Kester’s term as a Board Member of the Preferred Funds is scheduled to expire in 2020; therefore, he is not standing for election this year as a Preferred Shares Nominee. Please see the description below under “PROPOSAL 1 — ELECTION OF BOARD NOMINEES” for a more detailed discussion regarding the Preferred Shares Nominee.

(4)

On March 28, 2018, at a joint special meeting of shareholders of BLJ, BNJ and MYJ (collectively, the “NJ Funds”), the shareholders of the NJ Funds approved the reorganization of BLJ and BNJ with and into MYJ, with MYJ as the surviving fund. The reorganization is expected to close on or about June 11, 2018. If the reorganization closes prior to July 30, 2018, the 2018 annual meeting of shareholders will not be held for BLJ and BNJ.

PROPOSAL 1—ELECTION OF BOARD NOMINEES

The purpose of Proposal 1 is to elect Board Members for each Fund.

Nominees for each Fund. The Board of each Fund consists of ten Board Members, eight of whom are not “interested persons” of the Funds (as defined in the 1940 Act) (the “Independent Board Members”). The Funds divide their Board Members into three classes: Class I, Class II and Class III, and generally only one class of Board Members stands for election each year.

Under this classified board structure, generally only those Board Members in a single class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board and effect a change in control under normal circumstances. The Board believes that it is in the best interest of the Funds, as closed-end, exchange traded investment companies subject to extensive regulation by the SEC, to continue to have a classified board structure. The Board believes that a classified board structure provides a Fund and its shareholders with important benefits. The Board believes that a classified board structure promotes continuity of experiences and an orderly succession of Board Members by ensuring that at any given time there are experienced board members serving on the Board who are familiar with such Fund, its business, operations and investment and compliance policies, and its relationships with its services providers. Specifically, the Board believes that a classified board structure: (a) creates a more experienced Board that is better able to identify and accomplish long-term objectives in supervising the management of the Funds; (b) enhances the independence of the Independent Board Members by providing them with a three-year term of office, so they are better positioned to make decisions that are in the best long-term interest of the Funds and their shareholders; (c) strengthens the Funds’ ability to attract and retain qualified individuals who are willing to make multi-year commitments to the Funds and to develop a deep understanding of the Funds; (d) allows new Board Members an opportunity to gain knowledge from experienced Board Members; (e) helps prevent complete changes in control and corresponding changes in fund philosophy in any one year; and (f) protects against abrupt changes in a Fund based on the short-term objectives of shareholders who may seek to implement an agenda that is contrary to the long-term interest of Fund shareholders.

The Board further believes that the considerations with respect to classified boards in the closed-end, exchange traded investment company context are different than those for traditional operating companies, and in this regard notes that the classified board structure is expressly acknowledged by the 1940 Act, the principal regulatory regime governing the Funds and their operations. The role of a board of a closed-end, exchange traded investment company is different in material respects to the role of a board of directors of a traditional operating company. For example, an investment company’s board has the primary responsibility for oversight of the fund’s service providers and management of conflicts of interest involving the fund, including oversight of the fund’s investment advisory arrangements. A traditional operating company does not have investment advisers and is not subject to the same types of conflicts of interests that an investment company’s board must oversee. Additionally, an investment company registered pursuant to the 1940 Act is subject to extensive regulation with respect to governance and operations that requires independence of its board members and makes them accountable to shareholders. In contrast, operating companies are not subject to these board independence requirements. Accordingly, the Board believes that a classified board structure is consistent with good corporate governance, which depends principally on active and independent board members who have extensive business experience and are knowledgeable about critical aspects of the Fund.

The Class II Board Members are standing for election this year. The Class II Board Nominees for BGIO, HYT, DSU, CII, EGF and FRA are R. Glenn Hubbard, W. Carl Kester and John M. Perlowski. For

each other Fund, the Class II Board Nominees are Frank J. Fabozzi, Catherine A. Lynch and Karen P. Robards. Each Class II Board Member elected at the meeting will serve until the later of the date of the 2021 annual meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

With respect to the Preferred Funds, the owners of Preferred Shares are entitled to vote as a separate class to elect two of the Board Members (the “Preferred Shares Nominees”) for the Preferred Fund in which they own Preferred Shares. This means that owners of Common Shares are not entitled to vote in connection with the election of the Preferred Shares Nominees. However, the owners of Common Shares and the owners of Preferred Shares, voting together as a single class, are entitled to elect the remainder of the Board Nominees. Frank J. Fabozzi and W. Carl Kester are currently the Board Members elected solely by the owners of Preferred Shares. Only Frank J. Fabozzi is standing for election this year as a Preferred Shares Nominee. W. Carl Kester’s term as a Board Member of the Preferred Funds is scheduled to expire in 2020. Therefore, he is not standing for election this year as a Preferred Shares Nominee.

Effective February 16, 2018, the Board of each Fund appointed Robert Fairbairn as a Class III Board Member of each Fund to fill the vacancy created by the resignation of a Class III Board Member. The Board has determined that it is desirable for Mr. Fairbairn to stand for election this year to serve out the term of the vacancy to which he was appointed. If Mr. Fairbairn is elected at the meeting, he will serve as a Class III Board Member until the later date of the 2019 annual meeting (when all of the Class III Board Members stand for election) or until his successor is elected and qualifies, or until his death, resignation, retirement or removal.

With respect to BGIO, HYT, DSU, CII, EGF and FRA, the Board recommends a vote “FOR” the election of Robert Fairbairn, R. Glenn Hubbard, W. Carl Kester and John M. Perlowski. With respect to all of the other Funds, the Board recommends a vote “FOR” the election of Frank J. Fabozzi, Robert Fairbairn, Catherine A. Lynch and Karen P. Robards. The nominees to the Board of each Fund are collectively referred to herein as the “Board Nominees.” To vote for the Board Nominees, please vote by telephone or via the Internet, as described in the proxy card, or date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

Board Members’/Nominees’ Biographical Information. Please refer to the below table which identifies the Board Nominees and any Preferred Shares Nominees for election to the Board of each Fund and sets forth certain biographical information about the Board Members, including the Board Nominees, for all of the Funds. Please note that only the Class II Board Members, together with Robert Fairbairn as nominee for election as a Class III Board Member, are standing for election this year. Each Board Nominee was reviewed by the Governance and Nominating Committee (the “Governance Committee”) of the Board of each respective Fund and nominated by the full Board. Richard E. Cavanagh was selected to serve as the Chair and Karen P. Robards was selected to serve as the Vice Chair of each Board. All of the closed-end investment companies registered under the 1940 Act advised by BlackRock Advisors, LLC (the “Advisor”), including the Funds, are referred to collectively as the “Closed-End Complex” or “BlackRock Closed-End Funds.”

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Independent Board Members/Nominees †

Richard E. Cavanagh 1946	Chair of the Boards and Director/Trustee	2019 for all Funds; from 2007 to present	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None

Karen P. Robards (2) 1950	Vice Chair of the Boards and Director/Trustee	2018 for all Funds; from 2007 to present	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Director/Trustee	2020 for all Funds; from 2011 to present	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	75 RICs consisting of 75 Portfolios	None

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**[1]	Public Company and Other Investment Company Directorships Held During Past Five Years***
Cynthia L. Egan 1955	Director/Trustee	2020 for BGIO, HYT, DSU, CII, EGF and FRA; 2019 for all other Funds; from 2016 to present	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	75 RICs consisting of 75 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi (2)(3) 1948	Director/Trustee	2019 for BGIO, HYT, DSU, CII, EGF and FRA; 2018 for all other Funds; from 2007 to present	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	75 RICs consisting of 75 Portfolios	None

R. Glenn Hubbard (4) 1958	Director/Trustee	2018 for BGIO, HYT, DSU, CII, EGF and FRA; 2020 for all other Funds; from 2007 to present	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

W. Carl Kester (4) 1951	Director/Trustee	2018 for BGIO, HYT, DSU, CII, EGF and FRA; 2020 for all other Funds; from 2007 to present	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**[1]	Public Company and Other Investment Company Directorships Held During Past Five Years***
Catherine A. Lynch (2) 1961	Director/Trustee	2020 for BGIO, HYT, DSU, CII, EGF and FRA; 2018 for all other Funds; from 2016 to present	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 75 Portfolios	None

Interested Board Members/Nominees ††
Robert Fairbairn (5) 1965	Director/Trustee	2019 for all Funds; from 2018 to present	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	128 RICs consisting of 311 Portfolios	None

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**[1]	Public Company and Other Investment Company Directorships Held During Past Five Years***
John M. Perlowski (4) 1964	Director/Trustee, President and Chief Executive Officer	2018 for BGIO, HYT, DSU, CII, EGF and FRA; 2020 for all other Funds; Director/Trustee from 2014 to present; Chief Executive Officer from 2011 to present	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 311 Portfolios	None

*	Date shown is the earliest date a person has served for the Funds covered by this Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Board Members as joining the Funds’ Boards in 2007, those Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.
**	For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs consisting of 75 Portfolios. Messrs. Fairbairn and Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex of BlackRock registered open-end funds.
***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”
†	Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board upon a finding of good cause therefor.
††	Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Messrs. Fairbairn and Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.
(1)	The address of each Board Member and Board Nominee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(2)	Class II Board Member and Board Nominee for all Funds other than BGIO, HYT, DSU, CII, EGF and FRA.
(3)

Preferred Shares Nominee. W. Carl Kester’s term as a Board Member of the Preferred Funds is scheduled to expire in 2020, and therefore he is not standing for election this year as a Preferred Shares Nominee.

(4)	Class II Board Member and Board Nominee for BGIO, HYT, DSU, CII, EGF and FRA.
(5)	Class III Board Member and Board Nominee for all Funds.

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards believe that each Independent Board Member satisfied, at the time he or she was initially elected or appointed as a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in each Fund’s By-laws. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Board Members/Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Board Members/Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of the Board Members, including the Board Nominees, that support the conclusion that they should serve (or continue to serve) on the Boards.

Board Members/Nominees	Experience, Qualifications and Skills
Richard E. Cavanagh	Mr. Cavanagh brings to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Cavanagh is also an experienced board leader, having served as the lead independent director of a NYSE public company (Arch Chemicals) and as the Board Chairman of the Educational Testing Service. Mr. Cavanagh’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Boards and Chair of the Executive Committee and as a member of the Governance Committee, Compliance Committee and Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Karen P. Robards **	The Boards benefit from Ms. Robards’s many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’s prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds’ investment decisions and investment valuation processes. Additionally, Ms. Robards’s experience as a director of publicly held and private companies allows her to provide the Boards with insight into the management and governance practices of other companies. Ms. Robards’s long-standing service on the Boards also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Ms. Robards’s knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Boards and as Chair of each Fund’s Audit Committee. Ms. Robards’s independence from the Funds and the Funds’ investment advisor enhances her service as a member of the Performance Oversight Committee, Executive Committee and Governance Committee.

Michael J. Castellano	The Boards benefit from Mr. Castellano’s career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President — Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President — Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano currently serves as a director for CircleBlack Inc. Mr. Castellano’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Castellano’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance Committee and Performance Oversight Committee.

Cynthia L. Egan	Ms. Egan brings to the Boards a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and of The Hanover Group, a public property casualty insurance company. Ms. Egan’s independence from the Funds and the Funds’ investment advisor enhances her service as Chair of the Funds’ Compliance Committee and as a member of the Funds’ Performance Oversight Committee and Governance Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Frank J. Fabozzi **	Dr. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT, and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Fabozzi’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Performance Oversight Committee and as a member of the Governance Committee.

R. Glenn Hubbard *	Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Governance Committee and a member of the Compliance Committee and Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
W. Carl Kester *	The Boards benefit from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Boards a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Kester’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance Committee and Performance Oversight Committee.

Catherine A. Lynch **	Ms. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Boards by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch also holds the designation of Chartered Financial Analyst. Ms. Lynch’s knowledge of financial and accounting matters qualifies her to serve as a member of each Fund’s Audit Committee. Ms. Lynch’s independence from the Funds and the Funds’ investment advisor enhances her service as a member of the Performance Oversight Committee and Governance Committee.

Robert Fairbairn ***	Mr. Fairbairn is a Senior Managing Director of BlackRock, Inc., who oversees the Strategic Partner Program responsible for the firm’s largest client relationships and the Strategic Product Management Group responsible for the firm’s overall product strategy and product suite. Mr. Fairbairn is a member of BlackRock’s Global Executive Committee, Global Operating Committee and co-chairs the Human Capital Committee. From 2012 to 2016, Mr. Fairbairn served as the global head of the Retail and iShares businesses. Prior to that, he served as head of BlackRock’s Global Client Group and Chairman of BlackRock’s international businesses. Mr. Fairbairn also serves as board member for the BlackRock Equity-Bond and the BlackRock Equity-Liquidity mutual fund families.

Board Members/Nominees	Experience, Qualifications and Skills
John M. Perlowski *	Mr. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the Funds since 2011 provides him with a strong understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Boards with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski’s experience with BlackRock enhances his service as a member of the Funds’ Executive Committee. Mr. Perlowski also serves as board member for the BlackRock Equity-Bond and the BlackRock Equity-Liquidity mutual fund families.

*	Class II Board Member and Board Nominee for BGIO, HYT, DSU, CII, EGF and FRA.
**	Class II Board Member and Board Nominee for all Funds other than BGIO, HYT, DSU, CII, EGF and FRA.
***	Class III Board Member and Board Nominee for all Funds to serve out the term of the vacancy to which he was appointed.

Board Leadership Structure and Oversight

The Boards consist of ten Board Members, eight of whom are Independent Board Members. The investment companies registered under the 1940 Act that are advised by the Advisor are composed of the Closed-End Complex, two complexes of open-end funds and one complex of exchange-traded funds. The Funds are included in the Closed-End Complex. The Board Members also oversee the operations of other closed-end investment companies registered under the 1940 Act that are included in the Closed-End Complex as directors or trustees.

The Boards have overall responsibility for the oversight of the Funds. The Chair of the Boards and the Chief Executive Officer are two different people. Not only is the Chair of the Boards an Independent Board Member, but the Chair of each Board committee (each, a “Committee”) is also an Independent Board Member. The Boards have five standing Committees: an Audit Committee, a Governance Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

The Boards currently oversee the Funds’ usage of leverage, including the Funds’ incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto. The Executive Committee of each Fund has authority to make any such authorizations or approvals that are required between regular meetings of the Boards.

The Funds do not have a compensation committee because their executive officers, other than the Funds’ Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Funds and the CCO’s compensation is comprehensively reviewed by the Boards. The role of the Chair of the Boards is to preside over all meetings of the Boards and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Boards or Committees may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Funds’ management, in executive sessions or with other service providers to the

Funds. The Boards have regular in-person meetings five times a year, including a meeting to consider the approval of the Funds’ investment management agreements and, if necessary, may hold special meetings before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Boards and reports its findings to the Boards. The Boards and each standing Committee conduct annual assessments of their oversight function and structure. The Boards have determined that the Boards’ leadership structure is appropriate because it allows the Boards to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Boards to enhance oversight.

The Boards decided to separate the roles of Chair and Chief Executive Officer because they believe that an independent Chair:

•	increases the independent oversight of the Funds and enhances the Boards’ objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Funds’ operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Boards; and

•	provides an independent spokesperson for the Funds.

The Boards have engaged the Advisor to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing the Advisor, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of the Advisor and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision by the Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service providers’ risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for each Fund’s most recent fiscal year is set forth in Appendix B.

Equity Securities Owned by Board Members and Board Nominees. Information relating to the amount of equity securities owned by Board Members/Nominees in the Funds that they oversee as of April 30, 2018 is set forth in Appendix C.

Attendance of Board Members at Annual Shareholders’ Meetings. It is the policy of all the Funds to encourage Board Members to attend the annual shareholders’ meeting. All but two of the incumbent Board Members of each Fund attended last year’s annual shareholders’ meeting.

Board Meetings. During the calendar year 2017, the Board of each Fund met nine times. Information relating to the number of times that the Boards met during each Fund’s most recent full fiscal year is set forth in Appendix D. No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Fund’s most recently completed full fiscal year.

Standing Committees of the Boards. Information relating to the various standing Committees of the Boards is set forth in Appendix E.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Funds’ Board Members, executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, the Advisor and certain officers of the Advisor (the “Section 16 insiders”), including in some cases former Section 16 insiders for a period of up to 6 months, to file reports on holdings of, and transactions in, Fund shares with the Securities and Exchange Commission (“SEC”) and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds during the relevant Funds’ most recent fiscal year and representations from these Section 16 insiders with respect to the relevant Funds’ most recent fiscal year, each Fund believes that its Section 16 insiders met all such applicable SEC filing requirements for the Fund’s most recently concluded fiscal year, except for any late filings disclosed in previous proxy statements and certain inadvertent late filings.

Appendix F reflects Form 4 filings that were made on a timely basis on February 2, 2017 and were subsequently amended on February 16, 2017 to correct the number of securities beneficially owned following the reported acquisition due to administrative errors.

Due to administrative errors, for BlackRock Health Sciences Trust (BME), there was one inadvertent late filing by Portfolio Manager Erin Xie, relating to one transaction for that Fund, during that Fund’s most recently concluded fiscal year, and for BlackRock Energy and Resources Trust (BGR), there was one inadvertent late filing by John M. Perlowski, a Board Member, relating to one transaction for that Fund, during that Fund’s most recently concluded fiscal year.

Executive Officers of the Funds. Information about the executive officers of each Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix G.

Your Board recommends that you vote “FOR” the election of each Board Nominee to the Board of your Fund(s).

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at the meeting. For BlackRock Investment Quality Municipal Trust, Inc. (BKN), BlackRock Enhanced Capital and Income Fund, Inc.

(CII), BlackRock Debt Strategies Fund, Inc. (DSU), BlackRock Enhanced Government Fund, Inc. (EGF), BlackRock Floating Rate Income Strategies Fund, Inc. (FRA), BlackRock Corporate High Yield Fund, Inc. (HYT) and BlackRock MuniAssets Fund, Inc. (MUA), the holders of 1/3 of the shares entitled to vote on any matter at a shareholder meeting, either present in person or by proxy, shall constitute a quorum for purposes of conducting business on such matter. For the remainder of the Funds, the holders of a majority of the shares entitled to vote on any matter at a shareholder meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. The affirmative vote of a plurality of the votes cast with respect to a Board Nominee at a meeting at which a quorum is present is necessary to elect each of the respective Board Nominees under Proposal 1 for each respective Fund. Because each Fund requires the affirmative vote of a plurality of votes to elect each of the Board Nominees, withheld votes and broker non-votes, if any, will not have an effect on the outcome of Proposal 1. A “plurality” vote means that the Board Nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as Board Members. Since the Board Nominees are running unopposed, each Board Nominee only needs one vote to be elected if there is a quorum present at the meeting.

Votes cast by proxy or in person at each meeting will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election will determine whether or not a quorum is present at the meeting. The inspectors of election will treat withheld votes and “broker non-votes,” if any, as present for purposes of determining a quorum. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting. Preferred Shares of any Fund held in “street name” may be counted for purposes of establishing a quorum of shareholders of that Fund if no instructions are received one business day before the applicable meeting or, if adjourned, postponed, or delayed, one business day before the day to which the meeting is adjourned, postponed, or delayed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Board Nominees in Proposal 1.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of Proposal 1.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent), the service agent may be the record holder of your shares. At the meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of each Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Funds.

A representative of D&T is expected to be present at the meeting. The representative of D&T will have the opportunity to make a statement at the meeting if he or she desires to do so and is expected to be available to respond to appropriate questions.

Each Fund’s Audit Committee has discussed the matters required by the Statement on Auditing Standards No. 3101, as amended (AICPA, Professional Standards, AU-C section 260), as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

Each Fund’s Audit Committee has received from D&T the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, has discussed D&T’s independence with D&T, and has considered the compatibility of non-audit services with the independence of the independent registered public accounting firm.

Each Fund’s Audit Committee also reviews and discusses the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s annual report to shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund during its most recently completed fiscal year. Following each Fund’s Audit Committee’s review and discussion with the Fund’s independent registered public accounting firm, pursuant to authority delegated by its respective Board, each Fund’s Audit Committee approved the respective Fund’s audited financial statements for the Fund’s most recently completed fiscal year (each Fund’s fiscal year end is set forth in Appendix H) for inclusion in the Fund’s annual report to shareholders.

Appendix H sets forth for each Fund the fees billed by that Fund’s independent registered public accounting firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix H is presented under the following captions:

(a)    Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b)    Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

(c)    Tax Fees—fees associated with tax compliance and/or tax preparation, tax advice and tax planning, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” in Appendix H relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relate to tax advice, tax planning or tax consulting.

(d)    All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(e)    Aggregate Non-Audit Fees for Services Provided to Each Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee—the sum of the fees shown under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” and fees paid by each Fund’s Affiliated Service Providers to the Fund’s independent registered public accounting firm.

Each Fund’s Audit Committee is required to approve all audit engagement fees and terms for the Fund. Each Fund’s Audit Committee also is required to consider and approve (i) the provision by the Fund’s independent registered public accounting firm of any non-audit services to the Fund, and (ii) the provision by the Fund’s independent registered public accounting firm of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix H to this Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s independent registered public accounting firm.

The Audit Committee of each Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, each Fund’s Audit Committee must also approve other non-audit services provided by the Fund’s independent registered public accounting firm to the Fund and to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Each Fund’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, each Fund’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm. Each service approved subject to general pre-approval is presented to each Fund’s Audit Committee for ratification at the next regularly scheduled in-person Board meeting.

For each Fund’s two most recently completed fiscal years, there were no services rendered by D&T to the Funds for which the general pre-approval requirement was waived.

Fees for non-audit services provided to each Fund’s Affiliated Service Providers for which pre-approval by such Fund’s Audit Committee was required for the calendar years ended December 31, 2017 and December 31, 2016 were $2,129,000 and $2,154,000. These fees were paid in their entirety by BlackRock in connection with services provided to the Affiliated Service Providers of each Fund and of other funds in the Closed-End Complex for a service organization review and subscription to the Deloitte Accounting Research Tool.

Each Fund’s Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Fund’s Affiliated Service Providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor’s independence. All services provided by D&T to each Fund and each Fund’s Affiliated Service Provider that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

The Audit Committee of each Fund consists of the following Board Members:

Karen P. Robards (Chair);

Michael J. Castellano;

Frank J. Fabozzi;

W. Carl Kester; and

Catherine A. Lynch.

ADDITIONAL INFORMATION

5% Beneficial Share Ownership

As of April 30, 2018, to the best of the Funds’ knowledge, the persons listed in Appendix I beneficially owned more than 5% of the outstanding shares of the class of the Fund(s) indicated.

Investment Advisor and Administrator

The Advisor provides investment advisory and administrative services to the Funds. The Advisor is responsible for the management of the Funds’ portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Funds. The Advisor, located at 100 Bellevue Parkway, Wilmington, DE 19809, is a wholly owned subsidiary of BlackRock.

Sub-Advisors

BlackRock International Limited (“BIL”), an affiliate of the Advisor, acts as the sub-advisor for BlackRock 2022 Global Income Opportunity Trust (BGIO), BlackRock Energy and Resources Trust (BGR), BlackRock Enhanced Global Dividend Trust (BOE), BlackRock Enhanced International Dividend Trust (BGY), BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI) and BlackRock Resources & Commodities Strategy Trust (BCX). BIL is a wholly owned subsidiary of BlackRock.

BlackRock (Singapore) Limited (“BRS”), an affiliate of the Advisor, acts as the sub-advisor for BlackRock 2022 Global Income Opportunity Trust (BGIO) and BlackRock Multi-Sector Income Trust (BIT). BRS is a wholly owned subsidiary of BlackRock.

Distributor

BlackRock Investments, LLC serves as the placement agent for the common shares of BlackRock Health Sciences Trust (BME) and BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) through various specified transactions, including at-the-market offerings pursuant to Rule 415 under the Securities Act of 1933, as amended, subject to various conditions. BlackRock Investments, LLC is located at 55 East 52nd Street, New York, NY 10055.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, 40 East 52nd Street, New York, NY 10055, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a Fund shareholder intends to present a proposal at the 2019 annual meeting of the Fund’s shareholders and desires to have the proposal included in such Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the Fund by Monday, February 11, 2019. In the event a Fund moves the date of its 2019 annual shareholder meeting by more than 30 days from the anniversary of its 2018 annual shareholder meeting, shareholder submissions of proposals for inclusion in such Fund’s proxy statement and proxy card for the 2019 annual shareholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials in connection with the 2019 annual shareholder meeting.

Shareholders who do not wish to submit a proposal for inclusion in a Fund’s proxy statement and form of proxy for the 2019 annual shareholder meeting in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2019 annual shareholder meeting in accordance with the By-laws of the Fund. The By-laws for each Fund require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination for consideration at the 2019 annual shareholder meeting must be in writing, comply with the requirements of the Fund’s By-laws and, assuming that the 2019 annual shareholder meeting is held within 25 days of July 30, 2019, must be received by the Fund between Saturday, March 2, 2019 and Monday, April 1, 2019.

In order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received at the Fund’s principal executive offices by Monday, April 1, 2019. In the event a Fund moves the date of its 2019 annual shareholder meeting by more than 25 days from the anniversary of its 2018 annual shareholder meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2019 annual shareholder meeting in accordance with the advance notice provisions of the By-laws of a Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for the 2019 annual shareholder meeting may confer discretionary authority to the Board to vote on such proposals.

Copies of the By-laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the appropriate Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052. For further information, please see Appendix E — Standing Committees of the Boards — Governance Committee.

For all Funds, written proposals (including nominations of Board Members) and notices should be sent to the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022.

Shareholder Communications

Shareholders who want to communicate with the Boards or any individual Board Member should write to the attention of the Secretary of their Fund, 40 East 52nd Street, New York, NY 10022. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO, 40 East 52nd Street, New York, NY 10022. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Fund(s).

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds and BlackRock have retained Georgeson LLC (“Georgeson”), 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $106,000 for such services (including reimbursements of out-of-pocket expenses). Georgeson may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Annual Meeting

Attendance at the annual meeting will be limited to each Fund’s shareholders as of the Record Date. Each shareholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Shareholders holding shares in brokerage accounts or by a bank or other nominee will also be required to show satisfactory proof of ownership of shares in a Fund, such as a voting instruction form (or a copy thereof) or a letter from the shareholder’s bank, broker or other nominee or a brokerage statement or account statement reflecting share ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the annual meeting.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares in a brokerage account or through a broker, bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of their current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require a Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) information the Funds receive from visits to the Funds’ or their affiliates’ websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their current and former shareholders, including procedures relating to the proper storage and disposal of such information.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the 2018 annual shareholder meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Funds.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting. For each Delaware Trust, a list of shareholders of record as of the Record Date will be available at the offices of the Funds, 100 Bellevue Parkway, Wilmington, DE 19809, for inspection by such Fund’s shareholders during regular business hours beginning ten days prior to the date of the meeting.

Failure of a quorum to be present at any meeting may necessitate adjournment. The Board of each Fund, prior to any shareholder meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of any shareholder meeting may also adjourn such meeting from time to time to reconvene at the same or some other place, and notice of any such adjourned meeting need not be given if the time and place by which shareholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of any shareholder meeting may adjourn such meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of shareholders. At the adjourned shareholder meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned shareholder meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the original record date.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it (them) in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

June 6, 2018

Appendix A – Fund Information

The following table lists, with respect to each Fund, the total number of shares outstanding and the managed assets of the Fund on May 31, 2018, the record date for voting at the annual meeting. All Funds have a policy to encourage Board Members to attend the annual meeting.

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total VRDP Shares	Total VMTP Shares	Total RVMTP Shares	Managed Assets ($)*
BAF	BlackRock Municipal Income Investment Quality Trust †	Delaware Statutory Trust	8,749,418	N/A	422	N/A	223,152,194

BBF	BlackRock Municipal Income Investment Trust †	Delaware Statutory Trust	10,226,259	520	N/A	N/A	247,622,356

BBK	BlackRock Municipal Bond Trust †	Delaware Statutory Trust	10,522,957	N/A	799	N/A	271,111,608

BBN	BlackRock Taxable Municipal Bond Trust	Delaware Statutory Trust	57,122,387	N/A	N/A	N/A	2,078,798,052

BCX	BlackRock Resources & Commodities Strategy Trust	Delaware Statutory Trust	95,908,874	N/A	N/A	N/A	996,960,265

BDJ	BlackRock Enhanced Equity Dividend Trust	Delaware Statutory Trust	187,542,405	N/A	N/A	N/A	1,807,987,978

BFK	BlackRock Municipal Income Trust †	Delaware Statutory Trust	44,831,340	N/A	2,708	N/A	1,034,475,229

BFO	BlackRock Florida Municipal 2020 Term Trust	Delaware Statutory Trust	5,562,128	N/A	N/A	N/A	81,714,004

BFY	BlackRock New York Municipal Income Trust II †	Delaware Statutory Trust	5,004,922	444	N/A	N/A	127,705,731

BFZ	BlackRock California Municipal Income Trust †	Delaware Statutory Trust	31,902,885	N/A	1,713	N/A	803,694,079

BGIO	BlackRock 2022 Global Income Opportunity Trust	Delaware Statutory Trust	22,128,879	N/A	N/A	N/A	278,861,050

BGR	BlackRock Energy and Resources Trust	Delaware Statutory Trust	29,825,326	N/A	N/A	N/A	474,992,640

BGT	BlackRock Floating Rate Income Trust	Delaware Statutory Trust	23,667,022	N/A	N/A	N/A	488,260,789

BGY	BlackRock Enhanced International Dividend Trust	Delaware Statutory Trust	109,049,017	N/A	N/A	N/A	701,043,155

BHK	BlackRock Core Bond Trust	Delaware Statutory Trust	53,935,126	N/A	N/A	N/A	1,105,342,299

BHV	BlackRock Virginia Municipal Bond Trust †	Delaware Statutory Trust	1,603,003	116	N/A	N/A	41,220,168

BIT	BlackRock Multi-Sector Income Trust	Delaware Statutory Trust	37,851,106	N/A	N/A	N/A	1,184,875,276

BJZ	BlackRock California Municipal 2018 Term Trust	Delaware Statutory Trust	6,433,028	N/A	N/A	N/A	95,991,832

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total VRDP Shares	Total VMTP Shares	Total RVMTP Shares	Managed Assets ($)*
BKK	BlackRock Municipal 2020 Term Trust	Delaware Statutory Trust	20,236,628	N/A	N/A	N/A	308,505,848

BKN	BlackRock Investment Quality Municipal Trust, Inc. †	Maryland Corporation	17,185,859	N/A	1,259	N/A	430,781,849

BLE	BlackRock Municipal Income Trust II †	Delaware Statutory Trust	23,529,861	N/A	1,513	N/A	569,711,303

BLH	BlackRock New York Municipal 2018 Term Trust	Delaware Statutory Trust	3,633,028	N/A	N/A	N/A	54,244,955

BLJ	BlackRock New Jersey Municipal Bond Trust †	Delaware Statutory Trust	2,327,921	187	N/A	N/A	60,164,747

BLW	BlackRock Limited Duration Income Trust	Delaware Statutory Trust	36,942,879	N/A	N/A	N/A	866,165,956

BME	BlackRock Health Sciences Trust	Delaware Statutory Trust	9,301,228	N/A	N/A	N/A	335,267,500

BNJ	BlackRock New Jersey Municipal Income Trust †	Delaware Statutory Trust	7,675,428	591	N/A	N/A	195,715,681

BNY	BlackRock New York Municipal Income Trust †	Delaware Statutory Trust	12,976,074	N/A	945	N/A	315,668,097

BOE	BlackRock Enhanced Global Dividend Trust	Delaware Statutory Trust	68,911,795	N/A	N/A	N/A	824,598,950

BPK	BlackRock Municipal 2018 Term Trust	Delaware Statutory Trust	15,908,028	N/A	N/A	N/A	239,829,703

BQH	BlackRock New York Municipal Bond Trust †	Delaware Statutory Trust	2,800,105	221	N/A	N/A	72,055,014

BSD	The BlackRock Strategic Municipal Trust †	Delaware Statutory Trust	7,308,025	N/A	429	N/A	173,020,443

BSE	BlackRock New York Municipal Income Quality Trust †	Delaware Statutory Trust	6,519,660	405	N/A	N/A	154,756,761

BST	BlackRock Science and Technology Trust	Delaware Statutory Trust	22,391,106	N/A	N/A	N/A	694,189,487

BTA	BlackRock Long-Term Municipal Advantage Trust†	Delaware Statutory Trust	13,422,247	760	N/A	N/A	278,679,867

BTT	BlackRock Municipal 2030 Target Term Trust †	Delaware Statutory Trust	70,505,571	N/A	N/A	150	2,683,558,539

BTZ	BlackRock Credit Allocation Income Trust	Delaware Statutory Trust	106,285,540	N/A	N/A	N/A	2,178,328,767

BUI	BlackRock Utilities, Infrastructure & Power Opportunities Trust	Delaware Statutory Trust	16,953,526	N/A	N/A	N/A	340,790,675

BYM	BlackRock Municipal Income Quality Trust †	Delaware Statutory Trust	26,406,273	N/A	1,372	N/A	636,213,323

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total VRDP Shares	Total VMTP Shares	Total RVMTP Shares	Managed Assets ($)*
BZM	BlackRock Maryland Municipal Bond Trust †	Delaware Statutory Trust	2,081,183	160	N/A	N/A	51,399,328

CII	BlackRock Enhanced Capital and Income Fund, Inc.	Maryland Corporation	44,121,400	N/A	N/A	N/A	747,171,524

DSU	BlackRock Debt Strategies Fund, Inc.	Maryland Corporation	52,912,736	N/A	N/A	N/A	956,566,156

EGF	BlackRock Enhanced Government Fund, Inc.	Maryland Corporation	5,845,662	N/A	N/A	N/A	91,212,455

FRA	BlackRock Floating Rate Income Strategies Fund, Inc.	Maryland Corporation	37,232,488	N/A	N/A	N/A	800,338,160

HYT	BlackRock Corporate High Yield Fund, Inc.	Maryland Corporation	125,250,491	N/A	N/A	N/A	2,175,343,659

MUA	BlackRock MuniAssets Fund, Inc.	Maryland Corporation	36,007,711	N/A	N/A	N/A	581,628,592

†	Denotes a Preferred Fund.
*	“Managed Assets” means the total assets of the Fund minus its accrued liabilities (other than aggregate indebtedness constituting financial leverage).

Appendix B – Compensation of the Board Members

Each Independent Board Member is paid an annual retainer of $280,000 per year for his or her services as a Board Member of all funds in the Closed-End Complex that are overseen by the respective director/trustee and each Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Board are paid an additional annual retainer of $120,000 and $60,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, and Governance Committee are paid an additional annual retainer of $45,000, $30,000, $45,000 and $20,000, respectively. Each member of the Audit Committee and Compliance Committee is paid an additional annual retainer of $30,000 and $12,500, respectively, for his or her service on such committee. For the year ended December 31, 2017, the Closed-End Complex reimbursed Independent Board Member expenses in an aggregate amount of approximately $69,037. Each Fund pays a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the Closed-End Complex.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member by each Fund during its most recently completed fiscal year and by the Closed-End Complex for the most recently completed calendar year. Messrs. Perlowski and Fairbairn serve without compensation from the Funds because of their affiliation with BlackRock, Inc. and the Advisor.

Fund	Fund’s Fiscal Year End(1)	Michael J. Castellano(2)	Richard E. Cavanagh(2)	Cynthia L. Egan(2)	Frank J. Fabozzi(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Catherine A. Lynch(2)	Karen P. Robards(2)	Fund Total
BAF	31-Aug	$1,312	$1,740	$1,238	$1,436	$1,323	$1,309	$1,312	$1,753	$11,423

BBF	31-Jul	$1,436	$1,898	$1,355	$1,568	$1,447	$1,429	$1,436	$1,916	$12,485

BBK	31-Aug	$1,644	$2,180	$1,551	$1,799	$1,657	$1,640	$1,644	$2,197	$14,312

BBN	31-Jul	$12,744	$16,854	$12,024	$13,920	$12,847	$12,686	$12,744	$17,006	$110,825

BCX	31-Dec	$9,160	$12,189	$8,643	$10,047	$9,234	$9,160	$9,160	$12,263	$79,856

BDJ	31-Dec	$17,004	$22,627	$16,045	$18,650	$17,142	$17,004	$17,004	$22,764	$148,240

BFK	30-Apr	$6,089	$8,102	$6,038	$6,678	$6,138	$6,089	$6,089	$8,152	$53,375

BFO	31-Jul	$804	$1,063	$758	$878	$810	$800	$804	$1,073	$6,990

BFY	31-Aug	$747	$991	$705	$818	$753	$746	$747	$999	$6,506

BFZ	31-Jul	$4,721	$6,243	$4,455	$5,156	$4,759	$4,700	$4,721	$6,300	$41,055

BGIO	31-Dec	$1,546	$2,058	$1,459	$1,696	$1,559	$1,546	$1,546	$2,070	$13,480

BGR	31-Dec	$4,348	$5,786	$4,102	$4,769	$4,383	$4,348	$4,348	$5,821	$37,905

BGT	31-Oct	$3,261	$4,339	$3,077	$3,577	$3,287	$3,261	$3,261	$4,366	$28,429

B-1

Fund	Fund’s Fiscal Year End(1)	Michael J. Castellano(2)	Richard E. Cavanagh(2)	Cynthia L. Egan(2)	Frank J. Fabozzi(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Catherine A. Lynch(2)	Karen P. Robards(2)	Fund Total

BGY	31-Dec	$6,963	$9,265	$6,570	$7,637	$7,019	$6,963	$6,963	$9,321	$60,701

BHK	31-Aug	$7,508	$9,961	$7,084	$8,218	$7,569	$7,492	$7,508	$10,035	$65,375

BHV	31-Aug	$241	$320	$228	$264	$243	$241	$241	$323	$2,101

BIT	31-Oct	$6,949	$9,247	$6,557	$7,622	$7,005	$6,949	$6,949	$9,303	$60,581

BJZ	31-Dec	$921	$1,225	$869	$1,010	$928	$921	$921	$1,233	$8,028

BKK	30-Apr	$2,965	$3,945	$2,939	$3,251	$2,988	$2,965	$2,965	$3,969	$25,987

BKN	30-Apr	$2,550	$3,393	$2,529	$2,797	$2,571	$2,550	$2,550	$3,414	$22,354

BLE	31-Aug	$2,918	$3,869	$2,753	$3,193	$2,942	$2,910	$2,918	$3,899	$25,402

BLH	31-Dec	$520	$691	$490	$570	$524	$520	$520	$696	$4,531

BLJ	31-Aug	$1,276	$1,696	$1,204	$1,398	$1,286	$1,275	$1,276	$1,707	$11,118

BLW	31-Aug	$5,004	$6,636	$4,722	$5,476	$5,045	$4,992	$5,004	$6,687	$43,566

BME	31-Dec	$2,901	$3,860	$2,737	$3,181	$2,924	$2,901	$2,901	$3,883	$25,288

BNJ	31-Jul	$1,137	$1,503	$1,072	$1,241	$1,146	$1,131	$1,137	$1,516	$9,883

BNY	31-Jul	$1,872	$2,476	$1,767	$2,045	$1,887	$1,864	$1,872	$2,498	$16,281

BOE	31-Dec	$9,331	$12,417	$8,805	$10,234	$9,407	$9,331	$9,331	$12,492	$81,348

BPK	31-Dec	$2,295	$3,054	$2,166	$2,517	$2,314	$2,295	$2,295	$3,073	$20,009

BQH	31-Aug	$511	$678	$482	$559	$515	$510	$511	$683	$4,449

BSD	30-Apr	$992	$1,320	$983	$1,088	$1,000	$992	$992	$1,328	$8,695

BSE	31-Aug	$1,407	$1,869	$1,328	$1,541	$1,419	$1,405	$1,407	$1,882	$12,258

BST	31-Dec	$4,990	$6,640	$4,708	$5,473	$5,030	$4,990	$4,990	$6,680	$43,501

BTA	30-Apr	$1,583	$2,106	$1,570	$1,736	$1,596	$1,583	$1,583	$2,119	$13,876

BTT	31-Jul	$16,055	$21,229	$15,149	$17,534	$16,185	$15,980	$16,055	$21,422	$139,609

BTZ	31-Oct	$14,991	$19,948	$14,145	$16,442	$15,112	$14,991	$14,991	$20,069	$130,689

BUI	31-Dec	$3,303	$4,396	$3,117	$3,623	$3,330	$3,303	$3,303	$4,422	$28,797

BYM	31-Aug	$3,279	$4,347	$3,093	$3,587	$3,305	$3,270	$3,279	$4,381	$28,541

BZM	31-Aug	$253	$335	$239	$277	$255	$252	$253	$338	$2,202

CII	31-Dec	$6,664	$8,868	$6,288	$7,309	$6,718	$6,664	$6,664	$8,922	$58,097

DSU	28-Feb	$7,257	$9,656	$7,016	$7,959	$7,315	$7,257	$7,257	$9,715	$63,432

EGF	31-Dec	$871	$1,159	$822	$955	$878	$871	$871	$1,166	$7,593

FRA	31-Aug	$5,285	$7,013	$4,987	$5,786	$5,328	$5,274	$5,285	$7,065	$46,023

HYT	31-Aug	$14,354	$19,047	$13,544	$15,713	$14,470	$14,324	$14,354	$19,188	$124,994

MUA	30-Apr	$4,808	$6,398	$4,768	$5,274	$4,847	$4,808	$4,808	$6,437	$42,148

Total Compensation from Closed-End Complex (3)		$310,000	$412,500	$292,500	$340,000	$312,500	$310,000	$310,000	$415,000

Number of Registered Investment Companies (“RICs”) in Closed-End Complex Overseen by Board Member		75	75	75	75	75	75	75	75

(1)	Information is for the Fund’s most recent fiscal year.
(2)

Total amount of deferred compensation payable by the Closed-End Complex to Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Hubbard, Dr. Kester, Ms. Lynch and Ms. Robards is $706,925, $1,196,499, $804,504, $2,099,188, $1,128,563, $66,125, and $849,666, respectively, as of December 31, 2017. Ms. Egan did not participate in the deferred compensation plan as of December 31, 2017.

(3)

Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2017. Of this amount, Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Hubbard, Dr. Kester, Ms. Lynch and Ms. Robards deferred $93,000, $103,125, $0, $156,250, $40,000, $62,000, and $41,500, respectively, pursuant to the Closed-End Complex’s deferred compensation plan.

B-2

Appendix C – Equity Securities Owned by Board Members and Board Nominees

The following table shows the amount of equity securities owned by the Board Members and Board Nominees in the Funds that they are nominated to oversee as of April 30, 2018, except as otherwise indicated. No Board Member or Board Nominee owns Preferred Shares.

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
Interested Board Members, including the Board Nominees:

Robert Fairbairn	None	0	$0	Over $100,000	N/A	N/A	Over $100,000

John M. Perlowski	BlackRock Energy and Resources Trust	5	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Debt Strategies Fund, Inc.	4,000	$10,001 - $50,000		N/A	N/A

	BlackRock Floating Rate Income Strategies Fund, Inc.	1,472	$10,001 - $50,000		N/A	N/A

Independent Board Members, including the Board Nominees:

Richard E. Cavanagh	BlackRock Municipal Income Investment Quality Trust	314	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Investment Trust	424	$1 - $10,000		N/A	N/A

	BlackRock Municipal Bond Trust	104	$1 - $10,000		N/A	N/A

	BlackRock Taxable Municipal Bond Trust	532	$10,001 - $50,000		N/A	N/A

	BlackRock Resources & Commodities Strategy Trust	451	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Equity Dividend Trust	555	$1 - $10,000		20,257	Over $100,000

	BlackRock Municipal Income Trust	314	$1 - $10,000		N/A	N/A

	BlackRock Florida Municipal 2020 Term Trust	102	$1 - $10,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock New York Municipal Income Trust II	104	$1 - $10,000		N/A	N/A

	BlackRock California Municipal Income Trust	104	$1 - $10,000		N/A	N/A

	BlackRock 2022 Global Income Opportunity Trust	529	$1 - $10,000		N/A	N/A

	BlackRock Energy and Resources Trust	106	$1 - $10,000		8,956	Over $100,000

	BlackRock Floating Rate Income Trust	209	$1 - $10,000		13,406	Over $100,000

	BlackRock Enhanced International Dividend Trust	106	$1 - $10,000		22,427	Over $100,000

	BlackRock Core Bond Trust	608	$1 - $10,000		N/A	N/A

	BlackRock Virginia Municipal Bond Trust	103	$1 - $10,000		N/A	N/A

	BlackRock Multi-Sector Income Trust	108	$1 - $10,000		N/A	N/A

	BlackRock California Municipal 2018 Term Trust	101	$1 - $10,000		N/A	N/A

	BlackRock Municipal 2020 Term Trust	102	$1 - $10,000		N/A	N/A

	BlackRock Investment Quality Municipal Trust, Inc.	526	$1 - $10,000		N/A	N/A

	BlackRock Municipal Income Trust II	104	$1 - $10,000		N/A	N/A

	BlackRock New York Municipal 2018 Term Trust	100	$1 - $10,000		N/A	N/A

	BlackRock New Jersey Municipal Bond Trust	104	$1 - $10,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock Limited Duration Income Trust	105	$1 - $10,000		12,530	Over $100,000

	BlackRock Health Sciences Trust	106	$1 - $10,000		1,432	$50,001 - $100,000

	BlackRock New Jersey Municipal Income Trust	104	$1 - $10,000		N/A	N/A

	BlackRock New York Municipal Income Trust	311	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Global Dividend Trust	253	$1 - $10,000		N/A	N/A

	BlackRock Municipal 2018 Term Trust	303	$1 - $10,000		N/A	N/A

	BlackRock New York Municipal Bond Trust	104	$1 - $10,000		N/A	N/A

	The BlackRock Strategic Municipal Trust	523	$1 - $10,000		N/A	N/A

	BlackRock New York Municipal Income Quality Trust	207	$1 - $10,000		N/A	N/A

	BlackRock Science and Technology Trust	522	$10,001 - $50,000		N/A	N/A

	BlackRock Long-Term Municipal Advantage Trust	209	$1 - $10,000		N/A	N/A

	BlackRock Municipal 2030 Target Term Trust	509	$10,001 - $50,000		N/A	N/A

	BlackRock Credit Allocation Income Trust	464	$1 - $10,000		13,456	Over $100,000

	BlackRock Utilities, Infrastructure & Power Opportunities Trust	532	$10,001 - $50,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock Municipal Income Quality Trust	208	$1 - $10,000		N/A	N/A

	BlackRock Maryland Municipal Bond Trust	103	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Capital and Income Fund, Inc.	276	$1 - $10,000		N/A	N/A

	BlackRock Debt Strategies Fund, Inc.	1,305	$10,001 - $50,000		N/A	N/A

	BlackRock Enhanced Government Fund, Inc.	103	$1 - $10,000		N/A	N/A

	BlackRock Floating Rate Income Strategies Fund, Inc.	275	$1 - $10,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	488	$1 - $10,000		19,315	Over $100,000

	BlackRock MuniAssets Fund, Inc.	178	$1 - $10,000		N/A	N/A

Michael J. Castellano	BlackRock Municipal Income Investment Quality Trust	700	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Taxable Municipal Bond Trust	2,100	$10,001 - $50,000		N/A	N/A

	BlackRock Resources & Commodities Strategy Trust	957	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Equity Dividend Trust	2,379	$10,001 - $50,000		12,587	Over $100,000

	BlackRock Municipal Income Trust	800	$10,001 - $50,000		N/A	N/A

	BlackRock New York Municipal Income Trust II	600	$1 - $10,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock 2022 Global Income Opportunity Trust	1,000	$1 - $10,000		N/A	N/A

	BlackRock Energy and Resources Trust	400	$1 - $10,000		5,841	$50,001 - $100,000

	BlackRock Floating Rate Income Trust	0	$0		7,383	Over $100,000

	BlackRock Enhanced International Dividend Trust	1,000	$1 - $10,000		15,495	$50,001 - $100,000

	BlackRock Core Bond Trust	1,480	$10,001 - $50,000		N/A	N/A

	BlackRock Multi-Sector Income Trust	600	$10,001 - $50,000		N/A	N/A

	BlackRock Investment Quality Municipal Trust, Inc.	800	$10,001 - $50,000		N/A	N/A

	BlackRock New Jersey Municipal Bond Trust	400	$1 - $10,000		N/A	N/A

	BlackRock Limited Duration Income Trust	600	$1 - $10,000		6,648	Over $100,000

	BlackRock Health Sciences Trust	400	$10,001 - $50,000		1,590	$50,001 - $100,000

	BlackRock New Jersey Municipal Income Trust	1,100	$10,001 - $50,000		N/A	N/A

	BlackRock New York Municipal Bond Trust	600	$1 - $10,000		N/A	N/A

	The BlackRock Strategic Municipal Trust	600	$1 - $10,000		N/A	N/A

	BlackRock Science and Technology Trust	600	$10,001 - $50,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock Long-Term Municipal Advantage Trust	800	$1 - $10,000		N/A	N/A

	BlackRock Municipal 2030 Target Term Trust	800	$10,001 - $50,000		N/A	N/A

	BlackRock Credit Allocation Income Trust	819	$10,001 - $50,000		7,507	$50,001 - $100,000

	BlackRock Utilities, Infrastructure & Power Opportunities Trust	500	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Capital and Income Fund, Inc.	800	$10,001 - $50,000		N/A	N/A

	BlackRock Debt Strategies Fund, Inc.	4,315	$10,001 - $50,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	1,634	$10,001 - $50,000		9,293	$50,001 - $100,000

	BlackRock MuniAssets Fund, Inc.	1,500	$10,001 - $50,000		N/A	N/A

Cynthia L. Egan	BlackRock Debt Strategies Fund, Inc.	8,750	Over $100,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Corporate High Yield Fund, Inc.	13,550	Over $100,000		N/A	N/A

Frank J. Fabozzi	BlackRock Municipal Bond Trust	20	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

	BlackRock Resources & Commodities Strategy Trust	295	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Equity Dividend Trust	781	$1 - $10,000		13,337	Over $100,000

	BlackRock Municipal Income Trust	20	$1 - $10,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock Energy and Resources Trust	100	$1 - $10,000		5,278	$50,001 - $100,000

	BlackRock Floating Rate Income Trust	100	$1 - $10,000		8,879	Over $100,000

	BlackRock Enhanced International Dividend Trust	300	$1 - $10,000		13,415	$50,001 - $100,000

	BlackRock Core Bond Trust	27	$1 - $10,000		N/A	N/A

	BlackRock Municipal 2020 Term Trust	100	$1 - $10,000		N/A	N/A

	BlackRock Investment Quality Municipal Trust, Inc.	10	$1 - $10,000		N/A	N/A

	BlackRock Municipal Income Trust II	10	$1 - $10,000		N/A	N/A

	BlackRock Limited Duration Income Trust	100	$1 - $10,000		8,445	Over $100,000

	BlackRock Health Sciences Trust	100	$1 - $10,000		172	$1 - $10,000

	BlackRock Enhanced Global Dividend Trust	324	$1 - $10,000		N/A	N/A

	BlackRock Municipal 2018 Term Trust	20	$1 - $10,000		N/A	N/A

	The BlackRock Strategic Municipal Trust	100	$1 - $10,000		N/A	N/A

	BlackRock Long-Term Municipal Advantage Trust	100	$1 - $10,000		N/A	N/A

	BlackRock Credit Allocation Income Trust	192	$1 - $10,000		9,034	Over $100,000

	BlackRock Municipal Income Quality Trust	10	$1 - $10,000		N/A	N/A

	BlackRock Debt Strategies Fund, Inc.	115	$1 - $10,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock Enhanced Government Fund, Inc.	10	$1 - $10,000		N/A	N/A

	BlackRock Floating Rate Income Strategies Fund, Inc.	26	$1 - $10,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	43	$1 - $10,000		13,668	Over $100,000

	BlackRock MuniAssets Fund, Inc.	17	$1 - $10,000		N/A	N/A

R. Glenn Hubbard	BlackRock Municipal Bond Trust	240	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Resources & Commodities Strategy Trust	203	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Equity Dividend Trust	1,396	$10,001 - $50,000		34,660	Over $100,000

	BlackRock Municipal Income Trust	234	$1 - $10,000		N/A	N/A

	BlackRock New York Municipal Income Trust II	214	$1 - $10,000		N/A	N/A

	BlackRock Energy and Resources Trust	557	$1 - $10,000		15,434	Over $100,000

	BlackRock Floating Rate Income Trust	272	$1 - $10,000		23,005	Over $100,000

	BlackRock Enhanced International Dividend Trust	323	$1 - $10,000		39,445	Over $100,000

	BlackRock Core Bond Trust	446	$1 - $10,000		N/A	N/A

	BlackRock Municipal 2020 Term Trust	187	$1 - $10,000		N/A	N/A

	BlackRock Investment Quality Municipal Trust, Inc.	233	$1 - $10,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock Municipal Income Trust II	233	$1 - $10,000		N/A	N/A

	BlackRock New York Municipal 2018 Term Trust	171	$1 - $10,000		N/A	N/A

	BlackRock Limited Duration Income Trust	283	$1 - $10,000		21,591	Over $100,000

	BlackRock Health Sciences Trust	317	$10,001 - $50,000		2,619	$50,001 - $100,000

	BlackRock New York Municipal Income Trust	217	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Global Dividend Trust	861	$1 - $10,000		N/A	N/A

	BlackRock Municipal 2018 Term Trust	187	$1 - $10,000		N/A	N/A

	BlackRock New York Municipal Bond Trust	217	$1 - $10,000		N/A	N/A

	The BlackRock Strategic Municipal Trust	231	$1 - $10,000		N/A	N/A

	BlackRock New York Municipal Income Quality Trust	206	$1 - $10,000		N/A	N/A

	BlackRock Long-Term Municipal Advantage Trust	201	$1 - $10,000		N/A	N/A

	BlackRock Credit Allocation Income Trust	516	$1 - $10,000		22,838	Over $100,000

	BlackRock Municipal Income Quality Trust	216	$1 - $10,000		N/A	N/A

	BlackRock Debt Strategies Fund, Inc.	302	$1 - $10,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	239	$1 - $10,000		32,880	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
W. Carl Kester	BlackRock Municipal Income Investment Quality Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Taxable Municipal Bond Trust	100	$1 - $10,000		N/A	N/A

	BlackRock Resources & Commodities Strategy Trust	648	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Equity Dividend Trust	425	$1 - $10,000		19,718	Over $100,000

	BlackRock Energy and Resources Trust	0	$0		8,373	Over $100,000

	BlackRock Floating Rate Income Trust	0	$0		11,785	Over $100,000

	BlackRock Enhanced International Dividend Trust	0	$0		21,461	Over $100,000

	BlackRock Core Bond Trust	1,078	$10,001 - $50,000		N/A	N/A

	BlackRock Limited Duration Income Trust	0	$0		10,851	Over $100,000

	BlackRock Health Sciences Trust	100	$1 - $10,000		1,244	$10,001 - $50,000

	BlackRock Enhanced Global Dividend Trust	751	$1 - $10,000		N/A	N/A

	BlackRock Municipal 2018 Term Trust	100	$1 - $10,000		N/A	N/A

	BlackRock Science and Technology Trust	100	$1 - $10,000		N/A	N/A

	BlackRock Long-Term Municipal Advantage Trust	100	$1 - $10,000		N/A	N/A

	BlackRock Municipal 2030 Target Term Trust	100	$1 - $10,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock Credit Allocation Income Trust	239	$1 - $10,000		12,542	Over $100,000

	BlackRock Enhanced Capital and Income Fund, Inc.	1,808	$10,001 - $50,000		N/A	N/A

	BlackRock Debt Strategies Fund, Inc.	832	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Government Fund, Inc.	1,000	$10,001 - $50,000		N/A	N/A

	BlackRock Floating Rate Income Strategies Fund, Inc.	263	$1 - $10,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	367	$1 - $10,000		16,520	Over $100,000

	BlackRock MuniAssets Fund, Inc.	100	$1 - $10,000		N/A	N/A

Catherine A. Lynch	BlackRock Enhanced Equity Dividend Trust	0	$0	Over $100,000	1,299	$10,001 - $50,000	Over $100,000

	BlackRock Energy and Resources Trust	0	$0		897	$10,001 - $50,000

	BlackRock Floating Rate Income Trust	0	$0		885	$10,001 - $50,000

	BlackRock Enhanced International Dividend Trust	0	$0		1,991	$10,001 - $50,000

	BlackRock Virginia Municipal Bond Trust	2,983	$10,001 - $50,000		N/A	N/A

	BlackRock Limited Duration Income Trust	0	$0		784	$10,001 - $50,000

	BlackRock Health Sciences Trust	0	$0		364	$10,001 - $50,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock Credit Allocation Income Trust	0	$0		882	$10,001 - $50,000

	BlackRock Debt Strategies Fund, Inc.	4,480	$50,001 - $100,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	5,465	$50,001 - $100,000		1,066	$10,001 - $50,000

Karen P. Robards	BlackRock Taxable Municipal Bond Trust	600	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Resources & Commodities Strategy Trust	1,129	$10,001 - $50,000		N/A	N/A

	BlackRock Enhanced Equity Dividend Trust	1,573	$10,001 - $50,000		14,980	Over $100,000

	BlackRock 2022 Global Income Opportunity Trust	1,000	$1 - $10,000		N/A	N/A

	BlackRock Energy and Resources Trust	400	$1 - $10,000		6,103	$50,001 - $100,000

	BlackRock Floating Rate Income Trust	0	$0		9,003	Over $100,000

	BlackRock Enhanced International Dividend Trust	0	$0		15,581	$50,001 - $100,000

	BlackRock New York Municipal 2018 Term Trust	750	$10,001 - $50,000		N/A	N/A

	BlackRock Limited Duration Income Trust	0	$0		8,402	Over $100,000

	BlackRock Health Sciences Trust	500	$10,001 - $50,000		569	$10,001 - $50,000

	BlackRock Science and Technology Trust	750	$10,001 - $50,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock Credit Allocation Income Trust	1,055	$10,001 - $50,000		9,593	Over $100,000

	BlackRock Utilities, Infrastructure & Power Opportunities Trust	1,000	$10,001 - $50,000		N/A	N/A

	BlackRock Enhanced Capital and Income Fund, Inc.	1,794	$10,001 - $50,000		N/A	N/A

	BlackRock Debt Strategies Fund, Inc.	1,333	$10,001 - $50,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	0	$0		13,015	Over $100,000

(1)

Represents, as of April 30, 2018, the approximate number of share equivalents owned under the deferred compensation plan in the funds in the Closed-End Complex by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan, BlackRock Enhanced International Dividend Trust (BGY), BlackRock Enhanced Equity Dividend Trust (BDJ), BlackRock Energy and Resources Trust (BGR), BlackRock Floating Rate Income Trust (BGT), BlackRock Limited Duration Income Trust (BLW), BlackRock Credit Allocation Income Trust (BTZ), BlackRock Corporate High Yield Fund, Inc. (HYT) and BlackRock Health Sciences Trust (BME) are eligible investments. As of April 30, 2018, Ms. Egan did not participate in the deferred compensation plan.

As of April 30, 2018, all Board Members, Board Nominees and executive officers as a group owned less than 1% of the outstanding shares of each Fund which they oversee (or are nominated to oversee), and the Chief Financial Officer of each Fund did not own any shares in the Fund.

As of April 30, 2018, none of the Independent Board Members nor their immediate family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock.

Appendix D – Meetings of the Boards

During the most recent full fiscal year for each Fund listed in the table below, the Board met the following number of times:

Fund Name	Ticker	Fiscal Year End	Number of Board Meetings
BlackRock Municipal Income Investment Quality Trust	BAF	31-Aug	8
BlackRock Municipal Income Investment Trust	BBF	31-Jul	8
BlackRock Municipal Bond Trust	BBK	31-Aug	8
BlackRock Taxable Municipal Bond Trust	BBN	31-Jul	8
BlackRock Resources & Commodities Trust	BCX	31-Dec	9
BlackRock Enhanced Equity Dividend Trust	BDJ	31-Dec	9
BlackRock Municipal Income Trust	BFK	30-Apr	7
BlackRock Florida Municipal 2020 Term Trust	BFO	31-Jul	8
BlackRock New York Municipal Income Trust II	BFY	31-Aug	8
BlackRock California Municipal Income Trust	BFZ	31-Jul	8
BlackRock 2022 Global Income Opportunity Trust	BGIO	31-Dec	8
BlackRock Energy and Resources Trust	BGR	31-Dec	9
BlackRock Floating Rate Income Trust	BGT	31-Oct	9
BlackRock Enhanced International Dividend Trust	BGY	31-Dec	9
BlackRock Core Bond Trust	BHK	31-Aug	8
BlackRock Virginia Municipal Bond Trust	BHV	31-Aug	8
BlackRock Multi-Sector Income Trust	BIT	31-Oct	9
BlackRock California Municipal 2018 Term Trust	BJZ	31-Dec	9
BlackRock Municipal 2020 Term Trust	BKK	30-Apr	7
BlackRock Investment Quality Municipal Trust, Inc.	BKN	30-Apr	7
BlackRock Municipal Income Trust II	BLE	31-Aug	8
BlackRock New York Municipal 2018 Term Trust	BLH	31-Dec	9
BlackRock New Jersey Municipal Bond Trust	BLJ	31-Aug	8
BlackRock Limited Duration Income Trust	BLW	31-Aug	8
BlackRock Health Sciences Trust	BME	31-Dec	9
BlackRock New Jersey Municipal Income Trust	BNJ	31-Jul	8
BlackRock New York Municipal Income Trust	BNY	31-Jul	8
BlackRock Enhanced Global Dividend Trust	BOE	31-Dec	9
BlackRock Municipal 2018 Term Trust	BPK	31-Dec	9
BlackRock New York Municipal Bond Trust	BQH	31-Aug	8
The BlackRock Strategic Municipal Trust	BSD	30-Apr	7
BlackRock New York Municipal Income Quality Trust	BSE	31-Aug	8
BlackRock Science and Technology Trust	BST	31-Dec	9
BlackRock Long-Term Municipal Advantage Trust	BTA	30-Apr	7
BlackRock Municipal 2030 Target Term Trust	BTT	31-Jul	8
BlackRock Credit Allocation Income Trust	BTZ	31-Oct	9
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI	31-Dec	9
BlackRock Municipal Income Quality Trust	BYM	31-Aug	8
BlackRock Maryland Municipal Bond Trust	BZM	31-Aug	8
BlackRock Enhanced Capital and Income Fund, Inc.	CII	31-Dec	9
BlackRock Debt Strategies Fund, Inc.	DSU	28-Feb	9
BlackRock Enhanced Government Fund, Inc.	EGF	31-Dec	9
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	31-Aug	8
BlackRock Corporate High Yield Fund, Inc.	HYT	31-Aug	8
BlackRock MuniAssets Fund, Inc.	MUA	30-Apr	7

D-1

Appendix E – Standing Committees of the Boards

The business and affairs of each Fund are managed by or under the direction of its Board.

Standing Committees. The Board of each Fund has established the following standing committees:

Audit Committee. Each Board has a standing Audit Committee composed of Karen P. Robards (Chair), Michael J. Castellano, Frank J. Fabozzi, W. Carl Kester and Catherine A. Lynch, all of whom are Independent Board Members and all of whom have been determined by the Audit Committee and the Board to be Audit Committee Financial Experts. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting.

A copy of the Audit Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance Committee. Each Board has a standing Governance Committee composed of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Michael J. Castellano, Cynthia L. Egan, Frank J. Fabozzi, W. Carl Kester, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board Nominees that are not “interested persons” of the Funds (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations with respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) reviewing and making recommendations to the Board in respect of Fund share ownership by the Independent Board Members.

The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

Each Governance Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Under each Fund’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Fund at its principal executive offices. Each Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting. Assuming that the 2019 annual shareholder meeting of a Fund is held within 25 days of July 30, 2019, the Fund must receive notice pertaining to the 2019 annual meeting of shareholders no earlier than Saturday, March 2, 2019 and no later than Monday, April 1, 2019. However, if a Fund holds its 2019 annual shareholder meeting on a date that is not within 25 days before or after July 30, 2019, such Fund must receive the notice of a shareholder’s intention to introduce a nomination or proposed item of business not later than the close of business on the tenth day following the day on which the notice of the date of the shareholder meeting was mailed or the public disclosure of the date of the shareholder meeting was made, whichever comes first.

Each Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, each Fund has adopted Board Member qualification requirements which can be found in each Fund’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements may include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Board Member may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to each Fund’s By-laws for more details.

A copy of the Governance Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. Each Fund has a Compliance Committee composed of Cynthia L. Egan (Chair), Richard E. Cavanagh and R. Glenn Hubbard, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any subadvisor and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. Each Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. Each Fund has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective(s), policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective(s), policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. Each Board has adopted a written charter for the Board’s Performance Oversight Committee.

Executive Committee. Each Fund has an Executive Committee composed of Richard E. Cavanagh (Chair) and Karen P. Robards, both of whom are Independent Board Members, and John M. Perlowski, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. Each Board has adopted a written charter for the Board’s Executive Committee.

The Boards currently oversee the Funds’ usage of leverage, including the Funds’ incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Boards.

Each Audit Committee, Governance Committee, Compliance Committee, Performance Oversight Committee and Executive Committee met the following number of times for each Fund’s most recent fiscal year:

Ticker	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings
BAF	31-Aug	14	4	4	4	0
BBF	31-Jul	14	4	4	4	0
BBK	31-Aug	14	4	4	4	0
BBN	31-Jul	14	4	4	4	0
BCX	31-Dec	13	4	4	4	0
BDJ	31-Dec	13	4	4	4	0
BFK	30-Apr	13	4	4	4	0
BFO	31-Jul	14	4	4	4	0
BFY	31-Aug	14	4	4	4	0
BFZ	31-Jul	14	4	4	4	0
BGIO	31-Dec	12	4	4	4	0
BGR	31-Dec	13	4	4	4	0
BGT	31-Oct	14	4	4	4	0
BGY	31-Dec	13	4	4	4	0
BHK	31-Aug	14	4	4	4	0
BHV	31-Aug	14	4	4	4	0
BIT	31-Oct	14	4	4	4	0
BJZ	31-Dec	13	4	4	4	0
BKK	30-Apr	13	4	4	4	0
BKN	30-Apr	13	4	4	4	0
BLE	31-Aug	14	4	4	4	0
BLH	31-Dec	13	4	4	4	0
BLJ	31-Aug	14	4	4	4	0
BLW	31-Aug	14	4	4	4	0
BME	31-Dec	13	4	4	4	0
BNJ	31-Jul	14	4	4	4	0
BNY	31-Jul	14	4	4	4	0
BOE	31-Dec	13	4	4	4	0
BPK	31-Dec	13	4	4	4	0
BQH	31-Aug	14	4	4	4	0
BSD	30-Apr	13	4	4	4	0
BSE	31-Aug	14	4	4	4	0
BST	31-Dec	13	4	4	4	0
BTA	30-Apr	13	4	4	4	0
BTT	31-Jul	14	4	4	4	0
BTZ	31-Oct	14	4	4	4	0
BUI	31-Dec	13	4	4	4	0
BYM	31-Aug	14	4	4	4	0
BZM	31-Aug	14	4	4	4	0
CII	31-Dec	13	4	4	4	0
DSU	28-Feb	14	4	4	4	2
EGF	31-Dec	13	4	4	4	0
FRA	31-Aug	14	4	4	4	0
HYT	31-Aug	14	4	4	4	0
MUA	30-Apr	13	4	4	4	0

Appendix F – Section 16(a) Beneficial Ownership Reporting

Appendix F reflects Form 4 filings that were made on a timely basis on February 2, 2017 and were subsequently amended on February 16, 2017 to correct the number of securities beneficially owned following the reported acquisition due to administrative errors.

Fund	Ticker	Form Filed on Behalf of Portfolio Manager(s)
BlackRock Taxable Municipal Bond Trust	BBN	Peter Hayes
BlackRock Enhanced Equity Dividend Trust	BDJ	Kyle McClements
BlackRock Enhanced Capital and Income Fund, Inc.	CII	Kyle McClements Christopher Accettella
BlackRock Enhanced Global Dividend Trust	BOE	Kyle McClements Christopher Accettella
BlackRock Science and Technology Trust	BST	Kyle McClements Christopher Accettella
BlackRock Energy and Resources Trust	BGR	Kyle McClements Christopher Accettella
BlackRock Floating Rate Income Trust	BGT	James Keenan
BlackRock Multi-Sector Income Trust	BIT	Randy Robertson
BlackRock Credit Allocation Income Trust	BTZ	Stephen Bassas
BlackRock Utilities, Infrastructure and Power Opportunities Trust	BUI	Christopher Accettella

F-1

Appendix G – Information Pertaining to the Executive Officers of the Funds

The executive officers of each Fund, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John M. Perlowski 1964	Director/Trustee, President and Chief Executive Officer	Annual (President and Chief Executive Officer); Director/Trustee since 2014; President and Chief Executive Officer since 2011	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.

Jonathan Diorio 1980	Vice President	Annual; Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.

Neal J. Andrews 1966	Chief Financial Officer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer (“CCO”)	Annual; Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary	Annual; Since 2012	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.

(1)	The address of each executive officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

G-1

Appendix H – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)
BAF	31-Aug	32,092	32,092	0	0
BBF	31-Jul	41,616	41,616	0	6,500
BBK	31-Aug	32,092	32,092	0	0
BBN	31-Jul	35,739	35,739	0	0
BCX	31-Dec	64,430	66,300	7,500	0
BDJ	31-Dec	57,290	59,160	7,500	0
BFK	30-Apr	36,988	36,988	0	0
BFO	31-Jul	30,766	30,766	0	0
BFY	31-Aug	30,052	30,052	0	0
BFZ	31-Jul	31,710	31,710	0	0
BGIO (1)	31-Dec	56,916	N/A	0	N/A
BGR	31-Dec	37,235	39,105	7,500	0
BGT	31-Oct	72,841	76,411	0	0
BGY	31-Dec	50,597	52,467	7,500	0
BHK	31-Aug	76,602	81,600	0	0
BHV	31-Aug	19,240	19,240	0	0
BIT	31-Oct	65,637	70,635	0	0
BJZ	31-Dec	30,129	30,129	0	0
BKK	30-Apr	30,664	30,664	3,500	3,500
BKN	30-Apr	32,908	32,908	0	0
BLE	31-Aug	33,418	33,418	0	0
BLH	31-Dec	29,517	29,517	0	0
BLJ	31-Aug	30,766	30,766	0	0
BLW	31-Aug	72,408	75,978	0	4,000
BME	31-Dec	42,284	44,154	11,500	8,000
BNJ	31-Jul	31,378	31,378	0	0
BNY	31-Jul	31,378	31,378	0	0
BOE	31-Dec	55,952	57,822	7,500	0
BPK	31-Dec	30,843	30,843	0	0
BQH	31-Aug	30,766	30,766	0	0
BSD	30-Apr	32,806	32,806	0	0
BSE	31-Aug	31,888	31,888	0	0
BST	31-Dec	53,287	55,157	7,500	0
BTA	30-Apr	32,908	32,908	0	0
BTT	31-Jul	32,334	32,334	0	0
BTZ	31-Oct	44,154	49,152	0	0
BUI	31-Dec	51,107	52,977	7,500	0
BYM	31-Aug	33,418	33,418	0	0
BZM	31-Aug	30,052	30,052	0	0
CII	31-Dec	41,774	43,644	7,500	0
DSU	28-Feb	96,600	98,494	0	4,000
EGF	31-Dec	36,555	41,553	0	0
FRA	31-Aug	72,612	76,182	4,000	4,000

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)
HYT	31-Aug	92,119	97,117	0	4,000
MUA	30-Apr	31,072	31,072	0	0

(1)	The Fund commenced operations in February 2017.

Tax Fees and All Other Fees

		Tax Fees*		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)
BAF	31-Aug	10,506	10,506	0	0
BBF	31-Jul	9,486	9,486	0	0
BBK	31-Aug	11,118	11,118	0	0
BBN	31-Jul	15,402	15,402	0	0
BCX	31-Dec	16,147	21,147 (1)	0	0
BDJ	31-Dec	15,147	22,547 (1)	0	0
BFK	30-Apr	21,012	21,012	0	0
BFO	31-Jul	8,976	8,976	0	0
BFY	31-Aug	8,976	8,976	0	0
BFZ	31-Jul	14,892	14,892	0	0
BGIO (2)	31-Dec	15,402	N/A	0	N/A
BGR	31-Dec	15,147	17,547 (1)	0	0
BGT	31-Oct	14,484	14,484	0	0
BGY	31-Dec	15,147	20,585 (1)	0	0
BHK	31-Aug	15,892	15,892	0	0
BHV	31-Aug	7,446	7,446	0	0
BIT	31-Oct	30,152 (3)	24,152 (3)	0	0
BJZ	31-Dec	9,486	9,486	0	0
BKK	30-Apr	12,852	12,852	0	0
BKN	30-Apr	6,732	6,732	0	0
BLE	31-Aug	13,872	13,872	0	0
BLH	31-Dec	8,262	8,262	0	0
BLJ	31-Aug	7,446	7,446	0	0
BLW	31-Aug	16,932	16,932	0	0
BME	31-Dec	15,147	19,747 (1)	0	0
BNJ	31-Jul	9,486	9,486	0	0
BNY	31-Jul	12,138	12,138	0	0
BOE	31-Dec	15,147	22,985 (1)	0	0
BPK	31-Dec	12,852	12,852	0	0
BQH	31-Aug	7,956	7,956	0	0
BSD	30-Apr	9,486	9,486	0	0
BSE	31-Aug	9,486	9,486	0	0
BST	31-Dec	15,147	17,547 (1)	0	0
BTA	30-Apr	11,016	11,016	0	0
BTT	31-Jul	13,362	13,362	0	0
BTZ	31-Oct	22,032	22,032	0	0
BUI	31-Dec	15,147	18,747 (1)	0	0

		Tax Fees*		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)
BYM	31-Aug	15,402	15,402	0	0
BZM	31-Aug	7,446	7,446	0	0
CII	31-Dec	15,147	17,747 (1)	0	0
DSU	28-Feb	15,400	28,902 (3)	0	0
EGF	31-Dec	11,016	11,016	0	0
FRA	31-Aug	25,056 (3)	25,056 (3)	0	0
HYT	31-Aug	45,042 (3)	45,042 (3)	0	0
MUA	30-Apr	12,444	12,444	0	0

*	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.
(1)

Prior fiscal year tax fees were updated to include a total of $28,400 for services related to transaction-based reviews of fund holdings and/or tax compliance services for the following funds: $3,000 (BCX); $5,400 (BDJ); $1,400 (BGR); $3,000 (BGY); $3,600 (BME); $5,400 (BOE); $1,400 (BST); $2,600 (BUI); and $2,600 (CII).

(2)	The Fund commenced operations February 2017.
(3)	Includes fees for the Fund and the Fund’s subsidiary or subsidiaries.

Aggregate Non-Audit Fees for Services Provided to Each Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee*:

		Aggregate Non-Audit Fees for Pre-Approved Services to Each Fund and its Affiliated Service Provider
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)
BAF	31-Aug	10,506	10,506
BBF	31-Jul	9,486	15,986
BBK	31-Aug	11,118	11,118
BBN	31-Jul	15,402	15,402
BCX	31-Dec	23,647	21,147
BDJ	31-Dec	22,647	22,547
BFK	30-Apr	21,012	21,012
BFO	31-Jul	8,976	8,976
BFY	31-Aug	8,976	8,976
BFZ	31-Jul	14,892	14,892
BGIO (1)	31-Dec	N/A	N/A
BGR	31-Dec	22,647	17,547
BGT	31-Oct	14,484	14,484
BGY	31-Dec	22,647	20,585
BHK	31-Aug	15,892	15,892
BHV	31-Aug	7,446	7,446
BIT	31-Oct	30,152 (2)	24,152 (2)
BJZ	31-Dec	9,486	9,486
BKK	30-Apr	16,352	16,352
BKN	30-Apr	6,732	6,732
BLE	31-Aug	13,872	13,872
BLH	31-Dec	8,262	8,262
BLJ	31-Aug	7,446	7,446
BLW	31-Aug	16,932	20,932
BME	31-Dec	26,647	27,747
BNJ	31-Jul	9,486	9,486
BNY	31-Jul	12,138	12,138
BOE	31-Dec	22,647	22,985
BPK	31-Dec	12,852	12,852
BQH	31-Aug	7,956	7,956
BSD	30-Apr	9,486	9,486
BSE	31-Aug	9,486	9,486
BST	31-Dec	22,647	17,547
BTA	30-Apr	11,016	11,016
BTT	31-Jul	13,362	13,362
BTZ	31-Oct	22,032	22,032
BUI	31-Dec	22,647	18,747
BYM	31-Aug	15,402	15,402
BZM	31-Aug	7,446	7,446
CII	31-Dec	22,647	17,747
DSU	28-Feb	15,400	32,902 (2)
EGF	31-Dec	11,016	11,016
FRA	31-Aug	29,056 (2)	29,056 (2)

		Aggregate Non-Audit Fees for Pre-Approved Services to Each Fund and its Affiliated Service Provider
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)
HYT	31-Aug	45,042 (2)	49,042 (2)
MUA	30-Apr	12,444	12,444

*	Non-audit fees of $2,129,000 and $2,154,000 for the calendar years ended December 31, 2017 and December 31, 2016, respectively, were paid in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of other funds in the Closed-End Complex for a service organization review and subscription to the Deloitte Accounting Research Tool. These amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per Fund basis.
(1)	The Fund commenced operations February 2017.
(2)	Includes fees for the Fund and the Fund’s subsidiary or subsidiaries.

Appendix I – 5% Beneficial Share Ownership

To the best knowledge of each Fund, based on filings made on or before April 30, 2018 (unless otherwise indicated), the following persons beneficially owned more than 5% of the outstanding shares of the class of the Funds indicated as of April 30, 2018 (unless otherwise indicated):

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Shares Held	Preferred Shares % Held
BAF	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	488,282	5.58%	—	—

	JPMorgan Chase Bank, National Association	1111 Polaris Parkway, Columbus Ohio 43240	—	—	422	VMTP: 100.00%

BBF	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	726,401	7.10%	—	—

	Barclays Bank PLC (2)	745 7th Avenue New York, New York 10019	—	—	VRDP: 520	VRDP: 100.00%

BBK	JPMorgan Chase Bank, National Association	1111 Polaris Parkway, Columbus Ohio 43240	—	—	VMTP: 799	VMTP: 100.00%

BCX	1607 Capital Partners, LLC	13 S. 13th Street, Suite 400 Richmond, Virginia 23219	5,712,779	5.90%	—	—

	Lazard Asset Management LLC	30 Rockefeller Plaza, New York New York 10112	5,931,441	5.99%	—	—

	Morgan Stanley (3)	1585 Broadway New York, NY 10036	5,148,541	5.30%	—	—

	Wells Fargo & Company (4)	420 Montgomery Street San Francisco, CA 94163	8,849,694	9.02%	—	—

BFK	JPMorgan Chase Bank, National Association	1111 Polaris Parkway, Columbus Ohio 43240	—	—	VMTP: 2,708	VMTP: 100.00%

BFY	Barclays Bank PLC (2)	745 7th Avenue New York, New York 10019	—	—	VRDP: 444	VRDP: 100.00%

	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	201,694	4.03%	—	—

BFZ	Wells Fargo & Company (5)	420 Montgomery Street, San Francisco, CA 94163	—	—	VMTP: 1,713	VMTP: 100.00%

BGIO	Morgan Stanley (3)	1585 Broadway New York, NY 10036	2,355,091	10.60%	—	—

BGR	Morgan Stanley (3)	1585 Broadway New York, NY 10036	2,296,650	7.70%	—	—

BGT	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,250,554	5.28%	—	—

BGY	Morgan Stanley (3)	1585 Broadway New York, NY 10036	15,571,524	14.20%	—	—

	Wells Fargo & Company (4)	420 Montgomery Street San Francisco, CA 94163	7,870,224	7.20%	—	—

BHK	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,698,521	5.00%	—	—

	Wells Fargo & Company (6)	420 Montgomery Street San Francisco, CA 94163	4,560,717	8.46%	—	—

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Shares Held	Preferred Shares % Held
BIT	UBS Group AG (7)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	2,659,210	6.97%	—	—

BJZ	Karpus Management, Inc.	183 Sully’s Trail Rd Pittsford, New York 14534	684,288	10.64%	—	—
BKN	JPMorgan Chase Bank, National Association	1111 Polaris Parkway, Columbus Ohio 43240	—	—	VMTP: 1,259	VMTP: 100.00%

	Sakharam D. Mahurkar—Trustee	2768 Palm Springs Lane Aurora, Illinois 60502	2,000,000	11.65%	—	—

BLE	JPMorgan Chase Bank, National Association	1111 Polaris Parkway, Columbus Ohio 43240	—	—	VMTP: 1,513	VMTP: 100.00%

BLH	Karpus Management, Inc.	183 Sully’s Trail Rd Pittsford, New York 14534	408,846	11.25%	—	—

BLJ	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	142,846	6.14%	—	—

	Citibank, N.A. (8)	390 Greenwich Street New York, NY 10013	—	—	VRDP: 187	VRDP: 100.00%

BLW	Morgan Stanley (3)	1585 Broadway New York, NY 10036	3,171,020	8.50%	—	—

BME	Bank of America Corporation (9)	100 North Tryon Street Charlotte, North Carolina 28255	747,721	8.05%	—	—

	Nova R. Wealth, Inc.	6711 West 121st Street Overland Park, KS 66209	601,577	6.70%	—	—

BNJ	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	480,698	6.26%	—	—

	Wells Fargo & Company (4)	420 Montgomery Street, San Francisco, CA 94163	—	—	VMTP: 591	VMTP: 100.00%

BNY	Wells Fargo & Company (5)	420 Montgomery Street, San Francisco, CA 94163	—	—	VMTP: 945	VMTP: 100.00%

BOE	1607 Capital Partners, LLC	13 S. 13th Street, Suite 400 Richmond, Virginia 23219	3,535,325	5.10%	—	—

	Morgan Stanley (3)	1585 Broadway New York, NY 10036	7,076,303	10.20%	—	—

BPK	Karpus Management, Inc.	183 Sully’s Trail Rd Pittsford, New York 14534	3,650,871	22.95%	—	—

BQH	Barclays Bank PLC (2)	745 7th Avenue New York, New York 10019	—	—	VRDP: 221	VRDP: 100.00%

BSD	JPMorgan Chase Bank, National Association	1111 Polaris Parkway, Columbus Ohio 43240	—	—	VMTP: 429	VMTP: 100.00%

BSE	Barclays Bank PLC (2)	745 7th Avenue New York, New York 10019	—	—	VRDP: 405	VRDP: 100.00%

BST	Morgan Stanley (3)	1585 Broadway New York, NY 10036	1,423,656	6.30%	—	—

BTA	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	941,458	7.01%	—	—

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Shares Held	Preferred Shares % Held
	Sit Investment Associates (10)	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	840,294	6.26%	—	—

	Bank of America Corporation (11)	100 North Tryon Street Charlotte, North Carolina 28255	—	—	VRDP: 760	VRDP: 100.00%

BTT	Wells Fargo & Company (5)	420 Montgomery Street, San Francisco, CA 94163	—	—	RVMTP: 150	RVMTP: 100.00%

BTZ	Wells Capital Management Inc. (12)	420 Montgomery Street San Francisco, CA 94163	12,936,583	12.04%	—	—

	Wells Fargo & Company (4)	420 Montgomery Street, San Francisco, CA 94163	14,175,289	13.20%	—	—

BUI	Morgan Stanley (3)	1585 Broadway New York, NY 10036	954,971	5.60%	—	—

BYM	JPMorgan Chase Bank, National Association	1111 Polaris Parkway, Columbus Ohio 43240	—	—	VMTP: 1,372	VMTP: 100.00%

DSU	Morgan Stanley (3)	1585 Broadway New York, NY 10036	4,689,676	7.80%	—	—

	Saba Capital Management, L.P. (13)	405 Lexington Avenue, 58th Floor New York, New York 10174	7,796,375	12.98%	—	—

EGF	1607 Capital Partners, LLC	13 S. 13th Street, Suite 400 Richmond, Virginia 23219	567,172	9.70%	—	—
	Relative Value Partners Group, LLC	1033 Skokie BLVD. Suite 470 Northbrook, IL 60062	431,127	5.97%	—	—

	Sit Investment Associates, Inc. (10)	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	2,323,643	39.75%	—	—

FRA	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,171,724	5.83%

	Relative Value Partners Group, LLC	1033 Skokie BLVD. Suite 470 Northbrook, IL 60062	2,151,101	5.78%	—	—

HYT	Morgan Stanley (3)	1585 Broadway New York, NY 10036	6,543,634	5.10%	—	—

(1)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(2)	Holding information is based on private agreements between the Fund and Barclays Bank PLC and not on public filings.
(3)

Morgan Stanley filed a Schedule 13G jointly with Morgan Stanley Smith Barney LLC. According to this Schedule 13G, these common shares include common shares being reported on by Morgan Stanley as a parent holding company and such common shares reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley Smith Barney LLC.

(4)

Wells Fargo & Company filed a Schedule 13G on its own behalf and on the behalf of the following subsidiaries: Wells Fargo Clearing Services, LLC; Wells Capital Management Incorporated; Wells Fargo Bank, National Association; and Wells Fargo Advisors Financial Network, LLC. According to the Schedule 13G, aggregate beneficial ownership reported by Wells Fargo & Company is on a consolidated basis and includes any beneficial ownership separately reported on the Schedule 13G by a subsidiary.

(5)

Wells Fargo & Company filed a Schedule 13G on its own behalf and on the behalf of the following subsidiaries: Wells Fargo Bank, National Association. According to the Schedule 13G, aggregate beneficial ownership reported by Wells Fargo & Company is on a consolidated basis and includes any beneficial ownership separately reported on the Schedule 13G by a subsidiary.

(6)

Wells Fargo & Company filed a Schedule 13G on its own behalf and on the behalf of the following subsidiaries: Wells Fargo Clearing Services, LLC; Wells Capital Management Incorporated; and Wells Fargo Advisors Financial Network, LLC.

According to the Schedule 13G, aggregate beneficial ownership reported by Wells Fargo & Company is on a consolidated basis and includes any beneficial ownership separately reported on the Schedule 13G by a subsidiary.

(7)	UBS Group AG filed a Schedule 13G on behalf of its own behalf and on the behalf of the following subsidiaries: UBS Financial Services Inc., UBS Securities LLC, and UBS AG London Branch.
(8)	Citibank, N.A., Citicorp and Citigroup, Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(9)	Bank of America Corporation filed a Schedule 13G on behalf of itself and its wholly owned subsidiary Merrill Lynch Pierce Fenner & Smith, Inc.
(10)

Sit Investment Associates, Inc. (“SIA”) and Sit Fixed Income Advisors II, LLC (“SFI”), each registered investment advisers, jointly filed a Schedule 13D/A. According to the Schedule 13D/A, Roger J. Sit, chairman and CEO of SIA and SFI, Michael C. Brilley, senior vice president of SIA and director, president and chief fixed income officer of SFI, Ronald D. Sit, director and vice president of SIA and Mr. Ralph L. Strangis, director of SIA and SFI and partner with the law firm Kaplan Strangis & Kaplan, P.A., may be deemed to beneficially own the Fund shares held in SIA and SFI client accounts.

(11)

Bank of America Corporation and Banc of America Preferred Funding Corporation filed their Schedule 13D jointly. According to the Schedule 13D, Bank of America Corporation and Banc of America Preferred Funding Corporation each own 100%.

(12)

Holding information is based on conversations between the Fund and Wells Capital Management Inc. resulting from information contained in a Form 13F filing (reporting the number of common shares of the Fund over which Wells Capital Management Inc. exercises “investment discretion,” as defined in Rule 13f-1(b) under the Exchange Act, as of March 31, 2018), and the outstanding common shares of the Fund as of October 31, 2017.

(13)

Saba Capital Management, L.P. and Boaz R. Weinstein filed their Schedule 13G jointly and did not differentiate holdings. The holdings reported in the Schedule 13G consist of the holdings of Saba Capital Master Fund Ltd., Saba Capital Master Fund II AIV, L.P., Saba Capital Leveraged Master Fund Ltd., Saba Capital Series LLC Series, Saba Capital CEF Opportunities 1, Ltd., and Saba Capital CEF Opportunities 2, Ltd (collectively, “Saba”).

CEC4-0618

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2018 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

COMMON SHARES

The undersigned hereby appoints Janey Ahn, Jay M. Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the below named Funds to be held on July 30, 2018 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

BlackRock Closed-End Funds

Important Notice Regarding the Availability of Proxy Materials for the Joint

Annual Meeting of Shareholders to be Held on July 30, 2018.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-29923

FUNDS	FUNDS	FUNDS
BlackRock CA Municipal 2018 Term Trust	BlackRock Core Bond Trust	BlackRock Credit Allocation Income Trust
BlackRock Energy and Resources Trust	BlackRock Enhanced Equity Dividend Trust	BlackRock FL Municipal 2020 Term Trust
BlackRock Floating Rate Income Trust	BlackRock Enhanced Global Dividend Trust	BlackRock Health Sciences Trust
BlackRock Enhanced International Dividend Trust	BlackRock Limited Duration Income Trust	BlackRock Multi-Sector Income Trust
BlackRock MuniAssets Fund, Inc.	BlackRock Municipal 2018 Term Trust

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal
1.	To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

01. Frank J. Fabozzi                02. Robert Fairbairn                03. Catherine A. Lynch                04. Karen P. Robards

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 BlackRock CA Municipal 2018 Term Trust	☐	☐	☐	02 BlackRock Core Bond Trust	☐	☐	☐
03 BlackRock Credit Allocation Income Trust	☐	☐	☐	04 BlackRock Energy and Resources Trust	☐	☐	☐
05 BlackRock Enhanced Equity Dividend Trust	☐	☐	☐	06 BlackRock FL Municipal 2020 Term Trust	☐	☐	☐
07 BlackRock Floating Rate Income Trust	☐	☐	☐	08 BlackRock Enhanced Global Dividend Trust	☐	☐	☐
09 BlackRock Health Sciences Trust	☐	☐	☐	10 BlackRock Enhanced International Dividend Trust	☐	☐	☐
11 BlackRock Limited Duration Income Trust	☐	☐	☐	12 BlackRock Multi-Sector Income Trust	☐	☐	☐
13 BlackRock MuniAssets Fund, Inc.	☐	☐	☐	14 BlackRock Municipal 2018 Term Trust	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

∎	xxxxxxxxxxxxxx	BRC 29923	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2018 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

COMMON SHARES

The undersigned hereby appoints Janey Ahn, Jay M. Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the below named Funds to be held on July 30, 2018 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

BlackRock Closed-End Funds

Important Notice Regarding the Availability of Proxy Materials for the Joint

Annual Meeting of Shareholders to be Held on July 30, 2018.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-29923

FUNDS	FUNDS	FUNDS
BlackRock Municipal 2020 Term Trust BlackRock Science and Technology Trust	BlackRock NY Municipal 2018 Term Trust BlackRock Taxable Municipal Bond Trust	BlackRock Resources & Commodities Strategy Trust BlackRock Utilities, Infrastructure & Power Opp Trust

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal
1.	To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

01. Frank J. Fabozzi                02. Robert Fairbairn                03. Catherine A. Lynch                04. Karen P. Robards

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 BlackRock Municipal 2020 Term Trust	☐	☐	☐	02 BlackRock NY Municipal 2018 Term Trust	☐	☐	☐
03 BlackRock Resources & Commodities Strategy Trust	☐	☐	☐	04 BlackRock Science and Technology Trust	☐	☐	☐
05 BlackRock Taxable Municipal Bond Trust	☐	☐	☐	06 BlackRock Utilities, Infrastructure & Power Opp Trust	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

∎	xxxxxxxxxxxxxx	BRC 29923	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2018 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

COMMON SHARES

The undersigned hereby appoints Janey Ahn, Jay M. Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the below named Funds to be held on July 30, 2018 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

BlackRock Closed-End Funds

Important Notice Regarding the Availability of Proxy Materials for the Joint

Annual Meeting of Shareholders to be Held on July 30, 2018.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-29923

FUNDS	FUNDS	FUNDS
BlackRock CA Municipal Income Trust	BlackRock Investment Quality Municipal Trust, Inc.	BlackRock Long-Term Municipal Advantage Trust
BlackRock MD Municipal Bond Trust	BlackRock Municipal 2030 Target Term Trust	BlackRock Municipal Bond Trust
BlackRock Municipal Income Inv Quality Trust	BlackRock Municipal Income Investment Trust	BlackRock Municipal Income Quality Trust
BlackRock Municipal Income Trust	BlackRock Municipal Income Trust II	BlackRock NJ Municipal Bond Trust
BlackRock NJ Municipal Income Trust	BlackRock NY Municipal Bond Trust

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal
1.	To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

01. Robert Fairbairn                02. Catherine A. Lynch                03. Karen P. Robards

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 BlackRock CA Municipal Income Trust	☐	☐	☐	02 BlackRock Investment Quality Municipal Trust, Inc.	☐	☐	☐
03 BlackRock Long-Term Municipal Advantage Trust	☐	☐	☐	04 BlackRock MD Municipal Bond Trust	☐	☐	☐
05 BlackRock Municipal 2030 Target Term Trust	☐	☐	☐	06 BlackRock Municipal Bond Trust	☐	☐	☐
07 BlackRock Municipal Income Inv Quality Trust	☐	☐	☐	08 BlackRock Municipal Income Investment Trust	☐	☐	☐
09 BlackRock Municipal Income Quality Trust	☐	☐	☐	10 BlackRock Municipal Income Trust	☐	☐	☐
11 BlackRock Municipal Income Trust II	☐	☐	☐	12 BlackRock NJ Municipal Bond Trust	☐	☐	☐
13 BlackRock NJ Municipal Income Trust	☐	☐	☐	14 BlackRock NY Municipal Bond Trust	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

∎	xxxxxxxxxxxxxx	BRC 29923	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2018 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

COMMON SHARES

The undersigned hereby appoints Janey Ahn, Jay M. Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the below named Funds to be held on July 30, 2018 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

BlackRock Closed-End Funds

Important Notice Regarding the Availability of Proxy Materials for the Joint

Annual Meeting of Shareholders to be Held on July 30, 2018.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-29923

FUNDS	FUNDS	FUNDS
BlackRock NY Municipal Income Quality Trust	BlackRock NY Municipal Income Trust	BlackRock NY Municipal Income Trust II
BlackRock VA Municipal Bond Trust	The BlackRock Strategic Municipal Trust

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal
1.	To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

01. Robert Fairbairn                02. Catherine A. Lynch                03. Karen P. Robards

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 BlackRock NY Municipal Income Quality Trust	☐	☐	☐	02 BlackRock NY Municipal Income Trust	☐	☐	☐
03 BlackRock NY Municipal Income Trust II	☐	☐	☐	04 BlackRock VA Municipal Bond Trust	☐	☐	☐
05 The BlackRock Strategic Municipal Trust	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

∎	xxxxxxxxxxxxxx	BRC 29923	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2018 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

COMMON SHARES

The undersigned hereby appoints Janey Ahn, Jay M. Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the below named Funds to be held on July 30, 2018 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

BlackRock Closed-End Funds

Important Notice Regarding the Availability of Proxy Materials for the Joint

Annual Meeting of Shareholders to be Held on July 30, 2018.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-29923

FUNDS	FUNDS	FUNDS
BlackRock 2022 Global Income Opportunity Trust	BlackRock Corporate High Yield Fund, Inc.	BlackRock Debt Strategies Fund, Inc.
BlackRock Enhanced Capital and Income Fund, Inc.	BlackRock Enhanced Government Fund, Inc.	BlackRock Floating Rate Inc Strategies Fund, Inc.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal
1.	To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

01. Robert Fairbairn                02. R. Glenn Hubbard                03. W. Carl Kester                04. John M. Perlowski

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 BlackRock 2022 Global Income Opportunity Trust	☐	☐	☐	02 BlackRock Corporate High Yield Fund, Inc.	☐	☐	☐
03 BlackRock Debt Strategies Fund, Inc.	☐	☐	☐	04 BlackRock Enhanced Capital and Income Fund, Inc.	☐	☐	☐
05 BlackRock Enhanced Government Fund, Inc.	☐	☐	☐	06 BlackRock Floating Rate Inc Strategies Fund, Inc.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

∎	xxxxxxxxxxxxxx	BRC 29923	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2018 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

PREFERRED SHARES

The undersigned hereby appoints Janey Ahn, Jay M. Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the below named Funds to be held on July 30, 2018 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

BlackRock Closed-End Funds

Important Notice Regarding the Availability of Proxy Materials for the Joint

Annual Meeting of Shareholders to be Held on July 30, 2018.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-29923

FUNDS	FUNDS	FUNDS
BlackRock CA Municipal Income Trust	BlackRock Investment Quality Municipal Trust, Inc.	BlackRock Long-Term Municipal Advantage Trust
BlackRock MD Municipal Bond Trust	BlackRock Municipal 2030 Target Term Trust	BlackRock Municipal Bond Trust
BlackRock Municipal Income Inv Quality Trust	BlackRock Municipal Income Investment Trust	BlackRock Municipal Income Quality Trust
BlackRock Municipal Income Trust	BlackRock Municipal Income Trust II	BlackRock NJ Municipal Bond Trust
BlackRock NJ Municipal Income Trust	BlackRock NY Municipal Bond Trust

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal
1.	To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

01. Robert Fairbairn                02. Catherine A. Lynch                03. Karen P. Robards                04. Frank J. Fabozzi

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 BlackRock CA Municipal Income Trust	☐	☐	☐	02 BlackRock Investment Quality Municipal Trust, Inc.	☐	☐	☐
03 BlackRock Long-Term Municipal Advantage Trust	☐	☐	☐	04 BlackRock MD Municipal Bond Trust	☐	☐	☐
05 BlackRock Municipal 2030 Target Term Trust	☐	☐	☐	06 BlackRock Municipal Bond Trust	☐	☐	☐
07 BlackRock Municipal Income Inv Quality Trust	☐	☐	☐	08 BlackRock Municipal Income Investment Trust	☐	☐	☐
09 BlackRock Municipal Income Quality Trust	☐	☐	☐	10 BlackRock Municipal Income Trust	☐	☐	☐
11 BlackRock Municipal Income Trust II	☐	☐	☐	12 BlackRock NJ Municipal Bond Trust	☐	☐	☐
13 BlackRock NJ Municipal Income Trust	☐	☐	☐	14 BlackRock NY Municipal Bond Trust	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

∎	xxxxxxxxxxxxxx	BRC 29923	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2018 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

PREFERRED SHARES

The undersigned hereby appoints Janey Ahn, Jay M. Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the below named Funds to be held on July 30, 2018 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

BlackRock Closed-End Funds

Important Notice Regarding the Availability of Proxy Materials for the Joint

Annual Meeting of Shareholders to be Held on July 30, 2018.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-29923

FUNDS	FUNDS	FUNDS
BlackRock NY Municipal Income Quality Trust	BlackRock NY Municipal Income Trust	BlackRock NY Municipal Income Trust II
BlackRock VA Municipal Bond Trust	The BlackRock Strategic Municipal Trust

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal
1.	To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

01. Robert Fairbairn                02. Catherine A. Lynch                03. Karen P. Robards                04. Frank J. Fabozzi

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 BlackRock NY Municipal Income Quality Trust	☐	☐	☐	02 BlackRock NY Municipal Income Trust	☐	☐	☐
03 BlackRock NY Municipal Income Trust II	☐	☐	☐	04 BlackRock VA Municipal Bond Trust	☐	☐	☐
05 The BlackRock Strategic Municipal Trust	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

∎	xxxxxxxxxxxxxx	BRC 29923	M	xxxxxxxx	+

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 30, 2018.

BLACKROCK CLOSED-END FUNDS

Meeting Information
Meeting Type: Joint Annual Meeting
For holders as of: May 31, 2018
Date: July 30, 2018 Time: 10:00 a.m. (Eastern Time)
Location: 55 East 52nd Street
11th Floor
New York, NY 10055
You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 16, 2018 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person:    If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends you vote FOR the following:
1. To Elect Board Member Nominees:
01) Robert Fairbairn
02) R. Glenn Hubbard
03) W. Carl Kester
04) John M. Perlowski
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Items

The Board of Directors recommends you vote FOR the following:
1. To Elect Board Member Nominees:
01) Frank J. Fabozzi
02) Robert Fairbairn
03) Catherine A. Lynch
04) Karen P. Robards
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Items

The Board of Directors recommends you vote FOR the following:
1. To Elect Board Member Nominees:
01) Robert Fairbairn
02) Catherine A. Lynch
03) Karen P. Robards
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Items

The Board of Directors recommends you vote FOR the following:
1. To Elect Board Member Nominees:
01) Robert Fairbairn
02) Catherine A. Lynch
03) Karen P. Robards
04) Frank J. Fabozzi
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions